Exhibit 10.52

PURCHASE AND SALE AGREEMENT

by and between

WESLEY VILLAGE DEVELOPMENT, LP,

a Delaware limited partnership

and

KBS-LEGACY APARTMENT COMMUNITY REIT VENTURE, LLC,

a Delaware limited liability company

Property Name: Wesley Village Apartments

Location: Mecklenburg County, State of North Carolina

Effective Date: October 12, 2012

TABLE OF CONTENTS

ARTICLE 1	CERTAIN DEFINITIONS	1

ARTICLE 2	SALE OF PROPERTY	5

2.1	Payment of Deposit	5

2.2	Applicable Terms; Failure to Make Deposit	5

2.3	Cash at Closing	5

ARTICLE 3	TITLE MATTERS	5

3.1	Title Defects	5
	(a) Buyer’s Objections to Title; Seller’s Obligations and Rights	5
	(b) Cure of Title Objections	6
	(c) Response to Title Objections; Buyer Rights	6
	(d) Extension Rights to Effect Cure	6

3.2	Title Insurance	6

ARTICLE 4	BUYER’S DUE DILIGENCE/AS-IS SALE	7

4.1	Buyer’s Due Diligence	7

4.2	As-Is Provisions	7
	4.2.1 As-Is Sale	7
	4.2.2 Release	7
	4.2.3 Assumption of Liability	8
	4.2.4 Successors and Assigns	8
	4.2.5 Reaffirmation and Survival	8

4.3	Limitation on Seller’s Liability	8
	4.3.1 Maximum Aggregate Liability	8
	4.3.2 Survival	9

ARTICLE 5	ADJUSTMENTS AND PRORATIONS	9

5.1	Proration of Income	9
	5.1.1 Rents	9
	5.1.2 Post Closing Collections	9
	5.1.3 Cash Security Deposits	9

5.2	Proration of Taxes and Other Property Expenses	9
	5.2.1 Proration of Ad Valorem Taxes	9
	5.2.2 Special Assessments	10
	5.2.3 Other Property Operating Expenses	10
	5.2.4 Make Ready Unit Credit	10

5.3	Closing Costs	10
	(a) Buyer’s Closing Costs	10
	(b) Seller’s Closing Costs	10

5.4	Delayed Adjustment; Delivery of Financial Data	11

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5.5	3-14 Audit Deliveries	11

ARTICLE 6	CLOSING	11

6.1	Closing Mechanics	11
	(a) Escrow Closing	11
	(b) Title Transfer and Payment of Purchase Price	11
	(c) Deliveries at Closing	11

6.2	Seller’s Closing Deliveries	12
	(a) Deeds	12
	(b) Bill of Sale	12
	(c) Assignment Agreement	12
	(d) Notice to Tenants	12
	(e) FIRPTA Affidavit	12
	(f) Evidence of Authority	12
	(g) Title and Other Documents	12
	(h) Closing Statement	13
	(i) Keys and Original Documents	13
	(j) ERISA Certificate	13

6.3	Buyer’s Closing Deliveries	13
	(a) Purchase Price	13
	(b) Counterpart Documents	13
	(c) Buyer’s ERISA Certificate	13
	(d) Buyer’s Certificate of Ownership	13
	(e) Evidence of Authority	13
	(f) Other Documents	13

6.4	Conditions to Buyer’s Obligations	13
	(a) Representations True	13
	(b) Title Conditions Satisfied	14
	(c) Seller’s Deliveries Complete	14
	(d) Seller’s Approval	14

6.5	Conditions to Seller’s Obligations	14
	(a) Corporate Approval	14
	(b) Representations True	14
	(c) Buyer’s Deliveries Complete	14

6.6	Waiver of Failure of Conditions Precedent	14

ARTICLE 7	REPRESENTATIONS AND WARRANTIES	15

7.1	Buyer’s Representations	15
	7.1.1 Buyer’s Authorization	15
	7.1.2 Buyer’s Financial Condition	15
	7.1.3 Patriot Act Compliance	15

7.2	Seller’s Representations	16
	7.2.1 Seller’s Authorization	16
	7.2.2 Seller’s Financial Condition	16
	7.2.3 Patriot Act Compliance	16
	7.2.4 Delivery of Documents	16

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	7.2.5 Designated Representatives	17
	7.2.6 Tenants of the Property	17
	7.2.7 Personal Property	17
	7.2.8 Rents	17
	7.2.9 Third-Party Rights	17
	7.2.10 Seller’s Knowledge Representations	17

7.3	General Provisions	18
	7.3.1 Seller’s Warranties Deemed Modified	18
	7.3.2 Breach of Warranties prior to Closing	18
	7.3.3 Survival; Limitation on Seller’s Liability	18
	7.3.4 Survival	19

ARTICLE 8	COVENANTS	19

8.1	Contracts, Title Instruments, and Leases	19

8.2	Maintenance of Property	20

8.3	Brokers	20

8.4	Tax Protests; Tax Refunds and Credits	20

8.5	Publicity	21

8.6	Confidentiality	21

8.7	Delivery of Information Regarding Compliance	21

8.8	No Conversion to Condominiums Permitted	22

ARTICLE 9	DEFAULTS	22

9.1	Buyer Defaults	22

9.2	Seller Defaults	22

9.3	Indemnity Obligations	22

ARTICLE 10	CASUALTY/CONDEMNATION	23

10.1	Right to Terminate	23

10.2	Allocation of Proceeds and Awards	23

10.3	Insurance	23

10.4	Waiver	23

ARTICLE 11	MISCELLANEOUS	24

11.1	Buyer’s Assignment	24

11.2	Survival/Merger	24

11.3	Integration/Waiver	25

11.4	Governing Law	25

11.5	Captions Not Binding; Exhibits	25

11.6	Binding Effect	25

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11.7	Severability	25

11.8	Notices	25

11.9	Counterparts; Electronic Signatures	26

11.10	No Recordation	26

11.11	Additional Agreements; Further Assurances	27

11.12	Construction	27

11.13	ERISA	27

11.14	Time of The Essence	27

11.15	Waiver of Jury Trial	28

11.16	Releases	28

11.17	Attorney’s Fees	28

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EXHIBITS

A.	Legal Description

B.	List of Contracts

C.	Escrow Provisions

D.	Form of Special Warranty Deed

E.	Form of Bill of Sale

F.	Form of Assignment of Leases and Intangible Property

G.	Form of Notice to Tenants

H.	Form of Seller’s FIRPTA Affidavit

I.	Authority Documents: — 1: Certificate of Assistant Secretary — 2: Certificate of Seller

J.	Title Company Documents: — 1: Form of Seller’s Title Affidavit — 2: Form of Seller’s Gap Indemnity

K.	Form of Closing Statement Agreement

L.	ERISA Certificates: — 1: Form of Seller’s ERISA Certificate — 2: Form of Buyer’s ERISA Certificate

M.	Form of Buyer’s Certificate of Ownership

N.	List of Tenants (Rent Roll)

O.	Litigation Notices, Contract Defaults, Governmental Violations

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PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made to be effective as of October 12, 2012 (the “Effective Date”), by and between WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership (“Seller”), and KBS-LEGACY APARTMENT COMMUNITY REIT VENTURE, LLC, a Delaware limited liability company (“Buyer”).

W I T N E S S E T H:

In consideration of the mutual covenants and agreements set forth herein, the parties hereto do hereby agree as follows:

ARTICLE 1 - CERTAIN DEFINITIONS

In addition to terms defined elsewhere in this Agreement, as used herein, the following terms shall have the following meanings:

“Business Day” shall mean any day other than Saturday, Sunday, any Federal holiday, or any holiday in the State in which the Property is located. If any period expires or action is to be taken on a day which is not a Business Day, the time frame for the same shall be extended until the next Business Day.

“Buyer’s Representatives” shall mean Buyer and any officers, directors, employees, agents, consultants, representatives and attorneys of Buyer or any direct or indirect owner of any beneficial interest in Buyer, or investors in Buyer or in any such beneficial owner thereof or in any assignee of Buyer hereunder, but only if the same conduct due diligence or are otherwise involved in the Transaction, and as to any shareholders of Buyer or any beneficial owner of Buyer, only if the same conduct due diligence or are otherwise directly involved in the Transaction.

“Closing” shall mean the closing of the Transaction.

“Closing Date” shall mean the date of Closing, which shall not be later than the Closing Deadline.

“Closing Deadline” shall mean November 2, 2012, as the same may be extended pursuant to the express terms of this Agreement.

“Closing Documents” shall mean those documents executed and delivered by Buyer or Seller pursuant to the terms of this Agreement or as otherwise in connection with the Transaction or this Agreement, as enumerated in Section 6.2 and Section 6.3 or as otherwise executed and delivered by Buyer or Seller as part of the Closing escrow arrangement entered into pursuant to this Agreement.

“Contracts” shall mean the contracts, equipment leases, and other agreements relating to the Real Property that are described in Exhibit B attached hereto, together with any additional contracts, equipment leases and agreements and any modifications of any of the foregoing that are entered into in accordance with the terms of Section 8.1.

“deemed to know” (or words of similar import) shall have the following meaning: Buyer and the Buyer’s Representatives shall be “deemed to know” any fact, circumstance or information or shall have “deemed knowledge” of the same to the extent (a) any Buyer’s Representative has actual knowledge of a particular fact or circumstance or information that is inconsistent with any Seller’s Warranty, or (b) this Agreement, the Closing Documents executed by Seller, the Property Documents, any estoppel certificate executed by any tenant of the Property, or any reports prepared or obtained by any Buyer’s Representatives in connection with Buyer’s due diligence discloses a particular fact or circumstance or contains information which is inconsistent with any Seller’s Warranty. For purposes of this Agreement, Property Documents shall be deemed to have been “made available” to Buyer’s Representatives only if the same are located at a designated physical or on-line location.

“Deposit” shall mean One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00), consisting of, collectively, the first deposit of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the “First Deposit”), and the second deposit of One Million and No/100 Dollars ($1,000,000.00) (the “Second Deposit”), to the extent Buyer deposits the same in accordance with the terms of Section 2.1, together with any interest earned thereon.

“Due Diligence Period” shall mean the period commencing prior to the execution of this Agreement and expiring at 5:00 p.m. Eastern Time on October 18, 2012.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Escrow Agent” shall mean Fidelity National Title Insurance Company, in its capacity as escrow agent, whose mailing address is National Commercial Services – Atlanta, 200 Galleria Pkwy SE, Suite 2060, Atlanta, GA 30339, Attention: Leslie M. Flowers, Telephone: 678.718.1422, Email: leslie.flowers@fntg.com.

“Fund” shall mean the U.S. Property Investment Fund.

“Laws” shall mean all municipal, county, State or Federal statutes, codes, ordinances, laws, rules or regulations.

“Leases” shall mean all leases for tenants of the Real Property as of the Closing (including, without limitation, all new Leases entered after the Effective Date in accordance with Section 8.1).

“Liabilities” shall mean, collectively, any and all conditions, losses, costs, damages, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever.

“Owner’s Title Policy” shall mean an ALTA extended coverage owner’s title insurance policy, issued by the Title Company in the amount of the Purchase Price.

“Permitted Exceptions” shall mean and include all of the following, subject to the rights of Buyer to object to title and survey matters pursuant to Article 3: (a) applicable zoning, building and land use Laws, (b) such state of facts as would be disclosed by a physical inspection of the Property, (c) the lien of taxes, assessments and other governmental charges or fees not yet due and payable, (d) any exceptions caused by any Buyer’s Representative, (e) any exception that the Title Company agrees to affirmatively insure over in accordance with the terms hereof, (f) the rights of the tenants under the Leases, (g) any matters which Buyer is deemed to know about prior to the expiration of the Due Diligence Period unless Seller has agreed to Remove the same pursuant to Section 3.1, and (h) any matters deemed to constitute additional Permitted Exceptions under Section 3.1. Permitted Exceptions shall not include any matters of record created by Seller in violation of Section 8.1 or any Required Removal Exceptions. Notwithstanding any provision to the contrary contained in this Agreement or any of the Closing Documents, any or all of the Permitted Exceptions may be omitted by Seller in the Deed (as hereinafter defined) without giving rise to any liability of Seller, irrespective of any covenant or warranty of Seller that may be contained in the Deed (which provisions shall survive the Closing and not be merged therein).

“Property” shall mean, collectively, (a) the Real Property, (b) the “Personal Property” as defined in the Bill of Sale attached hereto as Exhibit E, (c) the Leases; and (d) the “Intangible Property” as defined in the Assignment Agreement attached hereto as Exhibit F.

“Property Documents” shall mean the documents, information and materials with respect to the Property delivered or made available to any Buyer’s Representative (whether at a designated location, electronically, or on-line) in connection with the Transaction.

“Protected Information” shall mean any books, records or files (whether in a printed or electronic format) that consist of or contain any of the following: Seller’s organizational documents or files or records relating thereto; appraisals; budgets; strategic plans for the Property; internal analyses; information regarding the marketing of the Property for sale; submissions relating to obtaining internal authorization for the sale of the Property by Seller or any direct or indirect owner of any beneficial interest in Seller; attorney and accountant work product; attorney-client privileged documents; internal correspondence of Seller, any direct or indirect owner of any beneficial interest in Seller, or any of their respective affiliates and correspondence between or among such parties; or other information in the possession or control of Seller, Seller’s property manager or any direct or indirect owner of any beneficial interest in Seller which such party reasonably deems confidential, proprietary, or privileged.

“Prudential” shall mean Prudential Investment Management, Inc., a New Jersey corporation, which is affiliated with Seller.

“Purchase Price” shall mean the sum of Forty-Five Million Seven Hundred Fifty Thousand and No/100 Dollars ($45,750,000.00).

“Real Property” shall mean the real estate legally described in Exhibit A attached hereto, together with all improvements and fixtures located thereon and owned by Seller as of the Closing and any rights, privileges and appurtenances pertaining thereto.

“Remove” with respect to any exception to title shall mean that Seller causes the Title Company to remove of record or affirmatively insure over the same, without any additional cost to Buyer, whether such removal or insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise; provided, however, Seller shall only be permitted to cause the Title Company to insure over the following title exceptions: (a) any liens evidencing monetary encumbrances, and (b) other title exceptions to the extent that Buyer consents thereto (which consent shall not be unreasonably withheld, conditioned or delayed).

“Required Removal Exceptions” shall mean, collectively, (a) any exceptions to title objected to by Buyer in accordance with Subsection 3.1(a) to the extent that such title objections are either (i) liens evidencing monetary encumbrances (other than liens for non-delinquent real estate taxes) created as a result of the intentional acts or omissions of Seller, its agents or affiliates, or (ii) title matters created by

Seller, its agents or affiliates in violation of the terms of this Agreement; and (b) any exception to title that Seller has specifically agreed in writing to Remove pursuant to the terms of Subsection 3.1(b).

“Seller Parties” shall mean and include, collectively, (a) Seller; (b) its counsel; (c) Seller’s Broker; (d) Seller’s Property Manager; (e) any direct or indirect owner of any beneficial interest in Seller; (f) any officer, director, employee, or agent of Seller, its counsel, Seller’s Broker, Seller’s Property Manager or any direct or indirect owner of any beneficial interest in Seller; and (g) any other entity or individual affiliated or related in any way to any of the foregoing.

“Seller’s Broker” shall mean Engler Financial Group, LLC.

“Seller’s Knowledge” or words of similar import shall refer only to the current actual knowledge of James L. Street, an officer of Prudential Investment Management, Inc. responsible for the Transaction, Carter Siegel, an officer of the manager of a member of WP Wesley Village, LLC, a Delaware limited liability company and one of the two members of the sole general partner of the Seller, and Gregory M. Killeen, the asset manager employed by Prudential Investment Management, Inc. with primary responsibility for the Property (collectively, the “Designated Representatives”), and shall not be construed to impose upon the Designated Representatives any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including, but not limited to, the contents of the Property Documents or the contents of files maintained by the Designated Representatives. There shall be no personal liability on the part of the Designated Representatives arising out of any of the Seller’s Warranties.

“Seller’s Property Manager” shall mean the current manager of the Property: GREP Southeast LLC, 2715 Wet Stone Way, Charlotte, NC 28208, Attention: Darcy Nagel.

“Seller’s Warranties” shall mean Seller’s representations and warranties set forth in Section 7.2 and the “special” or “limited” warranty set forth in the deed from Seller to Buyer, as such representations and warranties may be deemed modified or waived by Buyer pursuant to the terms of this Agreement.

“Survey” shall mean a current ALTA survey of the Property prepared by a surveyor licensed in the State in which the Property is located.

“Surviving Covenants” shall mean Seller’s obligations under the Sale Agreement under Article 5 (Adjustments and Prorations), Section 8.3 (Brokers), Section 8.4 (Tax Protests, Refunds and Credits), Section 8.5 (Publicity) and Section 8.6 (Confidentiality), to the extent the terms thereof are to be performed after Closing and expressly survive the Closing.

“Title Commitment” shall mean a commitment to issue an owner’s policy of title insurance with respect to the Property, issued by the Title Company.

“Title Company” shall mean Fidelity National Title Insurance Company.

“Transaction” shall mean the transaction contemplated by this Agreement.

ARTICLE 2 - SALE OF PROPERTY

Subject to the terms of this Agreement and the Closing Documents, Seller agrees to sell and Buyer agrees to purchase all of Seller’s right, title and interest in and to the Property. In consideration therefor, Buyer shall pay to Seller the Purchase Price. The Purchase Price shall be paid as follows:

2.1        Payment of Deposit.    No later than one (1) Business Day after the execution of this Agreement by both Buyer and Seller and as a condition precedent to the effectiveness of this Agreement, Buyer shall pay the First Deposit to Escrow Agent for Escrow Agent to hold in accordance herewith. In addition, no later than the expiration of the Due Diligence Period (provided that this Agreement is not sooner terminated in accordance with the terms hereof), Buyer shall pay the Second Deposit to Escrow Agent for Escrow Agent to hold in accordance herewith.

2.2        Applicable Terms; Failure to Make Deposit.    The Deposit shall be paid to Escrow Agent in immediately available funds for Escrow Agent to hold in accordance herewith. Except as expressly otherwise set forth herein, the Deposit shall be applied against the Purchase Price at Closing and shall otherwise be held and delivered by Escrow Agent in accordance with the provisions of Exhibit C. Notwithstanding any provision in this Agreement to the contrary, if Buyer fails to timely make the Deposit as provided herein, Seller may elect to terminate this Agreement, in which event the First Deposit, if made, shall be paid to Buyer, and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement.

2.3        Cash at Closing.    On the Closing Date, Buyer shall pay to Seller through an escrow arrangement acceptable to Seller and Buyer and as set forth on the Closing Statement (as hereinafter defined) an amount equal to the Purchase Price in immediately available funds as more particularly set forth in Section 6.2, as prorated and adjusted as set forth in Article 5, Section 6.2, or as otherwise provided under this Agreement, and, as a portion of such payment, Buyer may authorize and direct Escrow Agent to simultaneously pay the Deposit to Seller in immediately available funds as more particularly set forth in Section 6.2.

ARTICLE 3 - TITLE MATTERS

3.1        Title Defects.

    (a)        Buyer’s Objections to Title; Seller’s Obligations and Rights.    Buyer hereby confirms receipt of: (x) the Title Commitment, (y) copies of all documents referred to on Schedule B of the Title Commitment as exceptions to coverage, and (z) the Survey. Prior to the expiration of the Due Diligence Period, Buyer shall have the right to object in writing to any title matters that appear on the Title Commitment, the Survey, and any updates thereto (whether or not such matters constitute Permitted Exceptions). After the expiration of the Due Diligence Period, Buyer shall have the right to object in writing to any title matters which adversely affect Buyer’s title to the Real Property, if (i) such matters are placed or filed of record in any public filing after the effective date of the most recent Title Commitment received by Buyer prior to the expiration of the Due Diligence Period (or, as to Survey matters, arise after the date of the Survey received by Buyer prior to the expiration of the Due Diligence Period), and (ii) such objection is made by Buyer within five (5) Business Days after such updated Title Commitment or Survey is received by Buyer (but, in any event, prior to the Closing Date). Unless Buyer is entitled to and timely objects to such title matters, all such title matters shall be deemed to constitute additional Permitted Exceptions. Matters objected to by Buyer pursuant to this Section 3.1(a) shall be “Title Objections”.

(b)        Cure of Title Objections.    If this Agreement is not terminated by Buyer in accordance with the provisions hereof, Seller shall, at Closing, Remove any Required Removal Exceptions, provided that Seller shall not be required to bring any legal action or institute any legal proceeding to effect such Removal. Seller may use any portion of the Purchase Price to satisfy any Required Removal Exceptions that exist as of the Closing Date, provided such payment causes the Title Company to Remove the same. If Seller is unable to Remove any Required Removal Exceptions prior to the Closing, Buyer may at Closing elect to either (i) exercise Buyer’s rights under Section 9.2, or (ii) accept such exceptions to title and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price.

(c)        Response to Title Objections; Buyer Rights.    With respect to any Title Objections that are not Required Removal Exceptions, Seller may elect to Remove any such Title Objections and Seller may notify Buyer in writing within five (5) Business Days after receipt of Buyer’s notice of Buyer’s Title Objections (but, in any event, prior to the Closing Date) whether Seller elects to Remove the same. Failure of Seller to respond in writing within such period shall be deemed an election by Seller not to Remove such Buyer’s Title Objections. If Seller elects or is deemed to have elected not to Remove one or more of Buyer’s Title Objections, then, within five (5) Business Days after Seller’s election or deemed election (but, in any event, prior to the Closing Date), Buyer may elect in writing to either (i) terminate this Agreement, in which event the Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (ii) waive such Title Objections and proceed to Closing without any reduction of or credit against the Purchase Price. Failure of Buyer to respond in writing within such period shall be deemed an election by Buyer to waive such Title Objections and proceed to Closing as aforesaid. Any such Title Objection so waived (or deemed waived) by Buyer shall constitute a Permitted Exception.

(d)        Extension Rights to Effect Cure.    Seller shall be entitled to one or more extensions of the Closing Deadline (not to exceed thirty (30) days in the aggregate) for the purpose of the Removal of any exceptions to title. Seller shall have the right to replace the Title Company with another nationally recognized title insurance company reasonably satisfactory to Buyer if the Title Company fails or refuses to Remove any exceptions to title that Seller elects or is required to Remove.

3.2        Title Insurance.    At Closing, the Title Company shall issue the Owner’s Title Policy to Buyer pursuant to the Title Commitment provided to and approved by Buyer during the Due Diligence Period, insuring that title to the Real Property is vested in Buyer subject only to the Permitted Exceptions (as Buyer must determine the terms of acceptable title insurance coverage during the Due Diligence Period). After the expiration of the Due Diligence Period, Buyer shall be entitled to request that the Title Company provide such further endorsements to the Owner’s Title Policy as Buyer may reasonably require, provided that (a) such endorsements shall be at no cost to, and shall impose no additional liability on, Seller, (b) Buyer’s obligations under this Agreement shall not be conditioned upon Buyer’s ability to obtain such endorsements that Buyer did not obtain in the Title Commitment or any endorsements thereto, or reissuances thereof, received during the Due Diligence Period, and (c) the Closing shall not be delayed as a result of Buyer’s request.

ARTICLE 4 - BUYER’S DUE DILIGENCE/AS-IS SALE

4.1        Buyer’s Due Diligence.    All due diligence performed by Buyer’s Representatives shall be performed in accordance with and subject to the terms of that certain Property Access Agreement dated as of September 17, 2012 executed by Seller and Buyer (or Buyer’s affiliate) (the “Property Access Agreement”), which Property Access Agreement is hereby incorporated herein and Buyer and Seller hereby ratify and confirm their respective obligations under the aforementioned Property Access Agreement. To the extent any provisions of the Property Access Agreement conflict with the provisions of this Agreement, the provisions of this Agreement shall control. Buyer, in its sole and absolute discretion, may terminate this Agreement by written notice to Seller at any time prior to the expiration of the Due Diligence Period for any reason or no reason, and, in the event of such termination, neither Seller nor Buyer shall have any liability hereunder except for those obligations which expressly survive the termination of this Agreement and Buyer shall be entitled to the return of the Deposit. In the event Buyer fails to deliver written notice to Seller on or prior to the expiration of the Due Diligence Period of Buyer’s approval of the Property and the Transaction (which notice shall constitute Buyer’s waiver of the right to terminate this Agreement on or prior to the expiration of the Due Diligence Period), then Buyer shall be deemed to have elected to terminate this Agreement in accordance with this Section 4.1.

4.2        As-Is Provisions.

4.2.1      As-Is Sale.  Buyer acknowledges and agrees that:

(a)        Buyer has conducted, and shall continue to conduct during the Due Diligence Period, or waive its right to conduct, such Due Diligence as Buyer has deemed or shall deem necessary or appropriate.

(b)        The Property shall be sold, and Buyer shall accept possession of the Property as of the Closing, “AS IS, WHERE IS, WITH ALL FAULTS”, with no right of setoff or reduction in the Purchase Price, except as expressly set forth to the contrary in Article 5.

(c)        Except for Seller’s Warranties, none of the Seller Parties have or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property, any matter set forth, contained or addressed in the Property Documents (including, but not limited to, the accuracy and completeness thereof) or the results of Buyer’s Due Diligence.

(d)        Buyer shall independently confirm to its satisfaction all information that it considers material to its purchase of the Property or the Transaction.

4.2.2    Release. By accepting the Deed and closing the Transaction, Buyer, on behalf of itself and its successors and assigns, shall thereby release each of the Seller Parties from, and waive any and all Liabilities against each of the Seller Parties for, attributable to, or in connection with the Property, whether arising or accruing before, on or after the Closing and whether attributable to events or circumstances which arise or occur before, on or after the Closing, including, without limitation, the following: (a) any and all statements or opinions heretofore or hereafter made, or information furnished, by any Seller Parties to any Buyer’s Representatives; and (b) any and all Liabilities with respect to the structural, physical, or environmental condition of the Property, including, without limitation, all Liabilities relating to the release, presence, discovery or removal of any hazardous or regulated substance, chemical, waste or material that may be located in, at, about or under the Property, or connected with or arising out of any and all claims or causes of action based upon CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§9601 et seq., as amended by SARA (Superfund Amendment and Reauthorization Act of 1986) and as may be further amended from time to time), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§6901 et seq., or any related claims or causes of action (collectively, “Environmental Liabilities”); and (c) any implied or statutory warranties or guaranties of fitness, merchantability or any other statutory or implied warranty or guaranty of any kind or nature regarding or relating to any portion of the Property. Notwithstanding the foregoing, the foregoing release and waiver is not intended and shall not be construed as affecting or impairing any rights or remedies that Buyer may have against Seller with respect to (i) a breach of any of Seller’s Warranties, (ii) a breach of any Surviving Covenants, or (iii) any acts constituting fraud by Seller.

4.2.3    Assumption of Liability.  By accepting the Deed and closing the Transaction, Buyer shall thereby assume and take responsibility and liability for (but does not agree to indemnify the Seller Parties against) the following: (a) any and all Liabilities attributable to the Property to the extent that the same arise or accrue on or after the Closing and are attributable to events or circumstances which arise or occur on or after the Closing; and (b) except as set forth in the final sentence of this Section 4.2.3, any and all Liabilities with respect to the structural, physical or environmental condition of the Property, whether such Liabilities are latent or patent, whether the same arise or accrue before, on or after the Closing, and whether the same are attributable to events or circumstances which may arise or occur before, on or after the Closing, including, without limitation, all Environmental Liabilities; and (c) except as set forth in the final sentence of this Section 4.2.3, any and all Liabilities that arose or accrued prior to the Closing or are attributable to events which arose or occurred prior to the Closing, but only if Buyer is deemed to know about the same on or before the Closing; and (d) any and all Liabilities with respect to which Buyer receives a credit at Closing, but only to the extent of such credit. Buyer acknowledges and agrees that the Liabilities to be assumed by Buyer pursuant to each of the foregoing clauses are intended to be independent of one another, so Buyer shall assume Liabilities described in each of the clauses even though some of those Liabilities may be read to be excluded by another clause. Notwithstanding the foregoing, any tort claims brought with respect to the Property, to the extent that the same arises or accrues as a result of an injury that arose or occurred prior to the Closing, shall not be assumed by Buyer as a result of clause (b) or clause (c) unless the same are caused by the acts or omissions of any Buyer’s Representatives.

4.2.4    Successors and Assigns.  The provisions of this Section 4.2 shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.2.5    Reaffirmation and Survival.  The provisions of this Section 4.2 shall be deemed reaffirmed by Buyer by acceptance of the Deed and shall survive the Closing.

4.3        Limitation on Seller’s Liability.

4.3.1    Maximum Aggregate Liability.  Notwithstanding any provision to the contrary contained in this Agreement or the Closing Documents, the maximum aggregate liability of the Seller Parties, and the maximum aggregate amount which may be awarded to and collected by Buyer, in connection with the Transaction, the Property, under this Agreement, and under all

Closing Documents (including, without limitation, in connection with the breach of any of Seller’s Warranties for which a claim is timely made by Buyer) shall not exceed $500,000.00.

4.3.2    Survival.  The provisions of this Section 4.3 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.

ARTICLE 5 - ADJUSTMENTS AND PRORATIONS

5.1        Proration of Income.

5.1.1    Rents.    For purposes of this Agreement, “Rents” shall mean all monthly rents due from the tenants of the Property under the Leases. All collected Rents and other income from Property operations shall be prorated between Seller and Buyer as of 12:01 a.m. on the Closing Date. Rents or other income from Property operations not collected as of the Closing shall not be prorated at the time of Closing.

5.1.2    Post Closing Collections.    After Closing, Buyer shall make a good faith effort to collect any Rents or other revenues not collected as of the Closing on Seller’s behalf and to tender the same to Seller upon receipt; provided, however, all Rents collected by Buyer or Seller after Closing shall first be applied to all amounts due under the applicable Lease at the time of collection (i.e., current Rents and sums due Buyer as the current owner and landlord) with the balance (if any) payable to Seller, but only to the extent of amounts delinquent and actually due Seller. Buyer shall not have an exclusive right to collect Rents or other revenue due Seller and Seller hereby retains its rights to pursue claims against any tenant under the Leases or other party for sums due with respect to periods prior to the Closing Date; provided, however, with respect to any legal proceedings against any tenant under a Lease, Seller (a) shall be required to notify Buyer in writing of its intention to pursue such legal proceedings; (b) shall only be permitted to pursue any legal proceedings after the date which is ninety (90) days after the Closing Date; and (c) shall not be permitted to pursue any legal proceedings against any tenant seeking eviction of such tenant or the termination of the underlying Lease. The terms of this Section shall survive the Closing and not be merged therein.

5.1.3    Cash Security Deposits.    At Closing, Seller shall give Buyer a credit against the Purchase Price in the aggregate amount of any refundable cash security deposits made by tenants under the Leases and not applied prior to the Effective Date or in accordance herewith. In addition, at Closing, to the extent that Seller has collected from any tenant any deposits or fees (including, without limitation, pet fees), Seller shall retain any such deposits or fees that are non-refundable, and any refundable deposits or fees shall be transferred to Buyer in the form of a credit at Closing.

5.2        Proration of Taxes and Other Property Expenses.

5.2.1    Proration of Ad Valorem Taxes.    All general real estate and ad valorem taxes and other state, county or municipal taxes, charges and assessments affecting the Property will be prorated as of 12:01 a.m. on the Closing Date, based on (if applicable) the maximum discount available for early payment. In the event final, current bills for such taxes are not available at Closing, such taxes will be prorated on the basis of the taxes for most recent year for which final bills are available.

5.2.2        Special Assessments.    Seller shall pay all installments of special assessments due and payable prior to the Closing Date and Buyer shall pay all installments of special assessments due and payable on and after the Closing Date; provided, however, (a) if the owner of the Property has the election to pay any special assessment over time, Seller may elect to do so, which election shall be binding on Buyer; and (b) Seller shall not be required by the foregoing to pay any installments of special assessments which have not been confirmed as of the Effective Date.

5.2.3        Other Property Operating Expenses.    Operating expenses for the Property shall be prorated as of 12:01 a.m. on the Closing Date. To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading and post-closing adjustments between Buyer and Seller shall be made within twenty (20) days of the date that actual consumption for such pre-closing period is determined, which obligation shall survive the Closing and not be merged therein. Seller shall not assign to Buyer any deposits which Seller has with any of the utility services or companies servicing the Property. Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name beginning at 12:01 a.m. on the Closing Date.

5.2.4        Make Ready Unit Credit.    With respect to any residential units that (a) are not in “made ready” condition on the Closing Date in accordance with Seller’s customary practice, and (b) have been vacant for more than five (5) days as of Closing, Buyer shall be entitled to a credit against the Purchase Price of $500 per unit.

5.3        Closing Costs.    Closing costs shall be allocated between Buyer and Seller in accordance with local custom. For the avoidance of doubt:

(a)        Buyer’s Closing Costs.    Buyer shall pay the following costs: (i) all costs of Buyer’s Due Diligence, including fees due its consultants and attorneys (and any commission due any broker representing Buyer), (ii) all lenders’ fees, mortgage taxes, and similar charges, if any, related to any financing to be obtained or assumed by Buyer, (iii) all recording and filing charges in connection with the instruments by which Seller conveys the Property, (iv) one half of all escrow or closing charges other than those Seller is obligated to pay as set forth below, (v) all premiums and charges of the Title Company for the Title Commitment and the Owner’s (and any mortgagee’s) Title Policy (including endorsements), and (vi) the cost of the Survey (including any Survey costs incurred by Seller in anticipation of the sale of the Property, Seller having retained the surveyor for an update of Seller’s existing survey, such update to cost $7,500.00 based on the surveyor’s bid received by Seller and delivered to Buyer, exclusive of additional items requested by Buyer).

(b)        Seller’s Closing Costs.    Seller shall pay the following costs: (i) the commission due Seller’s Broker, (ii) all fees due its attorneys, (iii) all costs incurred in connection with causing the Title Company to Remove any Required Removal Exceptions, (iv) one half of all escrow or closing charges, and (v) all transfer taxes, sales taxes, documentary stamp taxes and similar charges, if any, applicable to the transfer of the Property to Buyer (but not with respect to any financing to be obtained by Buyer).

The obligations of the parties under this Section 5.3 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.

5.4        Delayed Adjustment; Delivery of Financial Data.    No later than March 31 of the first calendar year following the year in which the Closing occurs, Buyer shall prepare and present to Seller a recalculation of any and all amounts due or subject to proration under this Article 5 (taking into consideration any errors and changes necessary because of the lack of complete or accurate information as of the Closing Date) as well as supporting documentation for such recalculation. The parties shall make the appropriate adjusting payment between them within thirty (30) days after delivery of any such recalculation. The provisions of this Section 5.4 shall survive the Closing and not be merged therein.

5.5        3-14 Audit Deliveries.    Buyer has informed Seller that Buyer is required by law to complete, with respect to certain matters relating to the Property, an audit commonly known as a “3-14” Audit (“Buyer’s 3-14 Audit”). Seller agrees to cooperate in all reasonable respects with Buyer’s requests for information and documents in connection with Buyer's 3-14 Audit. In addition, Seller agrees to deliver the following to Buyer within forty-five (45) days after Closing: i) Detailed income statement for 2012 from January 1, 2012 through the Closing Date, ii) Trial balance for 2012 from January 1, 2012 through the Closing Date, and iii) General ledger for 2012 from January 1, 2012 through the Closing Date. The provisions of this Section 5.5 shall survive the Closing and not be merged therein.

ARTICLE 6 - CLOSING

6.1        Closing Mechanics.

(a)        Escrow Closing.    The parties shall conduct an escrow-style Closing between themselves and Escrow Agent, so that it will not be necessary for any party to attend the Closing.

(b)        Title Transfer and Payment of Purchase Price.    Provided all conditions precedent to Seller’s obligations hereunder have been satisfied, Seller agrees to convey the Property to Buyer upon confirmation of receipt of the Purchase Price by Escrow Agent as set forth below. Provided all conditions precedent to Buyer’s obligations hereunder have been satisfied, Buyer agrees to pay the amount specified in Article 2 by timely delivering the same to Escrow Agent on the Closing Date and unconditionally authorizing and directing Escrow Agent no later than 1:00 p.m. Eastern Time on the Closing Date to deposit the same in Seller’s designated account. In addition, for each full or partial day after 1:00 p.m. Eastern Time on the Closing Date that Buyer fails to comply with the foregoing, Buyer shall pay to Seller at Closing (and as a condition thereto) the greater of (i) an amount equal to one (1) day’s interest on the unpaid funds at the rate per annum equal to the “prime rate” as such rate is reported in the “Money Rates” section of The Wall Street Journal, as published and distributed in New York, New York, in effect from time to time, and (ii) an amount equal to the per diem proration for one (1) day.

(c)        Deliveries at Closing.    The items to be delivered by Seller or Buyer in accordance with the terms of Sections 6.2 or 6.3 shall be delivered to Escrow Agent no later than 5:00 p.m. Eastern Time on the last Business Day prior to the Closing Date except that (i) the items in the paragraph entitled “Keys and Original Documents” shall be delivered by Seller at the Property or made available for pick-up from Seller’s Property Manager on the Closing Date, and (ii) the Purchase Price shall be delivered by Buyer in accordance with the terms of Subsection 6.1(b).

6.2        Seller’s Closing Deliveries.    At the Closing, Seller shall deliver or cause to be delivered the following:

(a)        Deeds.    Two deeds, each in the form of Exhibit D attached hereto, each executed and acknowledged by Seller: i) one deed (the “Apartments Deed”) for the real property legally described as “Tract 2 and Tract 6 on plat recorded in Map Book 50, Page 862, Mecklenburg County Public Registry, as modified and affected by plats recorded in Map Book 51, page 392 and Map Book 53, page 499; together with all easements, rights, and appurtenances contained in declaration of Easements recorded in Book 24097, page 749, Mecklenburg County Public Registry” (the “Apartments Parcel”), and ii) one deed (the “Outparcel Deed”) for the real property legally described as “Tract 3 on plat recorded in Map Book 50, Page 862, Mecklenburg County Public Registry, as modified and affected by plats recorded in Map Book 51, page 392 and Map Book 53, page 499; together with all easements, rights, and appurtenances contained in declaration of Easements recorded in Book 24097, page 749, Mecklenburg County Public Registry” (the “Outparcels”). The grantee of the Apartments Parcel will be an assignee of Buyer under and subject to the terms of Section 11.1 (the “Apartments Buyer”) and the grantee of the Outparcels will be an assignee of Buyer under and subject to the terms of Section 11.1 (the “Outparcel Buyer”). Upon such assignment by Buyer under and subject to the terms of Section 11.1, the Apartments Buyer and the Outparcel Buyer will be jointly and severally the Buyer as referenced in this Agreement.

(b)         Bill of Sale.    A bill of sale in the form of Exhibit E attached hereto executed by Seller for the benefit of Apartments Buyer.

(c)        Assignment Agreement    An assignment and assumption of the Leases and Intangible Property, in the form of Exhibit F attached hereto (“Assignment Agreement”), executed by Seller for the benefit of Apartments Buyer.

(d)        Notice to Tenants.    A single form letter in the form of Exhibit G attached hereto, executed by Seller and Apartments Buyer, duplicate copies of which shall be sent by Apartments Buyer after Closing to each tenant under the Leases.

(e)        FIRPTA Affidavit.    A FIRPTA affidavit in the form of Exhibit H attached hereto, as required by Section 1445 of the Internal Revenue Code, executed by Seller.

(f)        Evidence of Authority.    The following documentation relating to Seller’s authority (i) a certificate of an Assistant Secretary of Prudential with respect to the authority to act on behalf of Prudential of the officer of Prudential executing this Agreement and the Closing Documents required to be delivered by Seller, in the form of Exhibit I-1 attached hereto, and (ii) a certificate of Seller signed by Prudential with respect to Seller’s limited liability company agreement or partnership agreement and the authority of Prudential to act on behalf of Seller, in the form of Exhibit I-2 attached hereto.

(g)        Title and Other Documents.    A Vendor’s Title Affidavit in the form of Exhibit J-1 attached hereto, a Gap Indemnity in the form of Exhibit J-2 attached hereto, applicable transfer or sales tax filings, and such other documents as may be reasonably required by the Title Company, or as may be agreed upon by Seller and Buyer to consummate the Transaction.

(h)        Closing Statement.    A Closing Statement Agreement in the form of Exhibit K attached hereto (the “Closing Statement”), which Closing Statement form shall set forth the prorations and adjustments to the Purchase Price respecting the Property to be made pursuant to Article 5 and contain a reaffirmation as of Closing of the representations and warranties of Seller as set forth in Section 7.2 and of Buyer as set forth in Section 7.1.

(i)        Keys and Original Documents.    Keys to all locks on the Real Property in Seller’s or Seller’s Property Manager’s possession and originals or, if originals are not available, copies, of all of the Leases, Contracts, and other Property documents, to the extent not previously delivered to Buyer.

(j)        ERISA Certificate.    The certificate of Seller substantially in the form of Exhibit L-1 attached hereto.

6.3        Buyer’s Closing Deliveries. At the Closing, Buyer shall deliver or cause to be delivered the following:

(a)        Purchase Price.   The Purchase Price, as adjusted for apportionments and other adjustments required under this Agreement, plus any other amounts required to be paid by Buyer at Closing.

(b)        Counterpart Documents.   Duplicate counterparts of the Assignment Agreement executed and acknowledged by Apartments Buyer and the Closing Statement executed and acknowledged by Buyer.

(c)        Buyer’s ERISA Certificate.   The certificate of Buyer substantially in the form of Exhibit L-2 attached hereto and such other documents as Buyer may be required to deliver pursuant to the terms of Section 11.13.

(d)        Buyer’s Certificate of Ownership.   The certificate of Buyer substantially in the form of Exhibit M attached hereto and such other documents as Buyer may be required to deliver pursuant to the terms of Section 8.7 and to allow Seller to verify that the representations and warranties made in Section 7.1.3 are true, accurate and complete.

(e)        Evidence of Authority.   Documentation to establish to Seller’s reasonable satisfaction the due authorization of Buyer’s consummation of the Transaction, including Buyer’s execution of this Agreement and the Closing Documents required to be delivered by Buyer.

(f)        Other Documents.    Applicable transfer or sales tax filings and such other documents as may be reasonably required by the Title Company or may be agreed upon by Seller and Buyer to consummate the Transaction.

6.4        Conditions to Buyer’s Obligations.    Buyer’s obligation to close the Transaction is conditioned on all of the following:

(a)        Representations True.    All Seller’s Warranties in this Agreement, as the same may be deemed modified as provided in Section 7.3, shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date.

(b)        Title Conditions Satisfied.   At the time of the Closing, title to the Property shall be as provided in Article 3 of this Agreement and the Title Company shall be irrevocably committed to issue the Title Policy to Buyer as of Closing subject only to the Permitted Exceptions and Buyer’s payment of the premium therefor.

(c)        Seller’s Deliveries Complete.   Seller shall have delivered all of the documents and other items required pursuant to Section 6.2 and shall have performed in all material respects all other obligations to be performed by Seller at or prior to the Closing.

(d)        Seller’s Approval.   Seller’s Approval (as defined in Section 6.5(a)), has been obtained as set forth in Section 6.5(a).

6.5        Conditions to Seller’s Obligations.    Seller’s obligation to close the Transaction is conditioned on all of the following:

(a)        Corporate Approval.    The unconditional approval of the Transaction (the “Seller’s Approval”) by the investment committee of Prudential Real Estate Investors, the real estate investment management business unit of Prudential, on or prior to the date which is five (5) Business Days prior to the end of the Due Diligence Period; provided, however, that in the event the Seller’s Approval is not received on or prior to such date, the Due Diligence Period will be extended to be the date which is five (5) Business Days after the date on which Seller has delivered notice of receipt of the Seller’s Approval or notice of failure to receive Seller’s Approval, provided that the Due Diligence Period shall not in any event be extended for more than fifteen (15) days; and provided further, however, that in the event the Seller’s Approval is not received on or prior to the date which is five (5) Business Days prior to the end of the Due Diligence Period (as such may have been extended), if Seller or Buyer terminates this Agreement on account of such failure to receive Seller’s Approval, Seller will reimburse Buyer for Buyer’s out-of-pocket expenses incurred in connection with the Transaction up to Fifty Thousand Dollars ($50,000).

(b)        Representations True.    All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent they expressly relate to an earlier date.

(c)        Buyer’s Deliveries Complete.    Buyer shall have delivered the funds required hereunder and all of the documents to be executed by Buyer set forth in Section 6.3 and shall have performed in all material respects all other obligations to be performed by Buyer at or prior to the Closing.

6.6        Waiver of Failure of Conditions Precedent.    At any time on or before the date specified for the satisfaction of any condition, Seller or Buyer may elect in writing to waive the benefit of any such condition to its obligations hereunder. By closing the Transaction, Seller and Buyer shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions set forth in this Article 6, except to the extent of any Surviving Covenants. In the event any of the conditions set forth in this Article 6 are neither waived nor fulfilled, Seller or Buyer (as appropriate) may notify the other in writing of such failure (which written notice shall detail such failure), and if such failure remains uncured within five (5) Business Days after receipt of such written notice (or thirty (30) days for failure to satisfy the Minimum Estoppel Threshold), Seller or Buyer (as appropriate) may terminate this Agreement by written notice to the other, in which event, subject to any rights and remedies, if any, that either party may have pursuant to the terms of Article 9, the Deposit shall be returned to Buyer and, thereafter, neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.

ARTICLE 7 - REPRESENTATIONS AND WARRANTIES

7.1        Buyer’s Representations.  Buyer represents and warrants to Seller as follows:

7.1.1        Buyer’s Authorization.    Buyer (a) is duly organized (or formed), validly existing and in good standing under the Laws of its State of organization and, to the extent required by applicable Laws, the State in which the Property is located, and (b) is authorized to execute this Agreement and to consummate the Transaction and fulfill all of its obligations hereunder and under all Closing Documents to be executed by Buyer and such instruments, obligations and actions are valid and legally binding upon Buyer, enforceable in accordance with their respective terms (or will be authorized to consummate the Transaction and fulfill such obligations as of the expiration of the Due Diligence Period if Buyer does not terminate this Agreement pursuant to Article 4 prior to the expiration of the Due Diligence Period). The execution and delivery of this Agreement and all Closing Documents to be executed by Buyer and the performance of the obligations of Buyer hereunder or thereunder will not (x) result in the violation of any Law or any provision of Buyer’s organizational documents, (y) conflict with any order of any court or governmental instrumentality binding upon Buyer, or (z) conflict or be inconsistent with, or result in any default under, any contract, agreement or commitment to which Buyer is bound.

7.1.2        Buyer’s Financial Condition.  No petition has been filed by Buyer, nor has Buyer received written notice of any petition filed against Buyer, under the Federal Bankruptcy Code or any similar Laws.

7.1.3        Patriot Act Compliance.  Neither Buyer nor any person, group, entity or nation that Buyer is acting, directly or indirectly for, or on behalf of, is named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or is otherwise a banned or blocked person, group, entity, or nation pursuant to any Law that is enforced or administered by the Office of Foreign Assets Control, and Buyer is not engaging in this Transaction, directly or indirectly, on behalf of, or instigating or facilitating this Transaction, directly or indirectly, on behalf of, any such person, group, entity or nation. Buyer is not engaging in this Transaction, directly or indirectly, in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering. None of the funds of Buyer have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in Buyer is prohibited by Law or that the Transaction or this Agreement is or will be in violation of Law. Buyer has and will continue to implement procedures, and has consistently and will continue to consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times prior to Closing.

Buyer’s representations and warranties in this Section 7.1 shall survive the Closing and not be merged therein.

7.2        Seller’s Representations.  Seller represents and warrants to Buyer as follows, and the following representations and warranties shall be given as of the date of, and true and correct in all material respects as of the date of, the Effective Date and updated (e.g., with a current rent roll) and reaffirmed as of the date of Closing:

7.2.1        Seller’s Authorization.  Seller (a) is duly organized (or formed), validly existing and in good standing under the Laws of its State of organization and, to the extent required by applicable Laws, of the State in which the Property is located, and (b) is authorized to execute this Agreement and, subject to obtaining the approvals described in Subsection 6.5(a), consummate the Transaction and fulfill all of its obligations hereunder and under all Closing Documents to be executed by Seller and such instruments, obligations and actions are valid and legally binding upon Seller, enforceable in accordance with their respective terms. The execution and delivery of this Agreement and all Closing Documents to be executed by Seller and the performance of the obligations of Seller hereunder or thereunder will not (x) result in the violation of any Law or any provision of Seller’s organizational documents, (y) conflict with any order of any court or governmental instrumentality binding upon Seller, or (z) conflict or be inconsistent with, or result in any default under, any contract, agreement or commitment to which Seller is bound.

7.2.2        Seller’s Financial Condition.  No petition has been filed by Seller, nor has Seller received written notice of any petition filed against Seller, under the Federal Bankruptcy Code or any similar Laws.

7.2.3        Patriot Act Compliance.  Neither Seller nor any person, group, entity or nation that Seller is acting, directly or indirectly for, or on behalf of, is named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any Law that is enforced or administered by the Office of Foreign Assets Control and Seller is not engaging in this Transaction, directly or indirectly, on behalf of, or instigating or facilitating this Transaction, directly or indirectly, on behalf of, any such person, group, entity or nation. Seller is not engaging in this Transaction, directly or indirectly, in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering. None of the funds of Seller have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in Seller is prohibited by Law or that the Transaction or this Agreement is or will be in violation of Law. Seller has and will continue to implement procedures, and has consistently and will continue to consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times prior to Closing.

7.2.4        Delivery of Documents.  Seller has requested that Seller’s Property Manager give or otherwise make available to Buyer’s Representatives all books, records, and other writings in such manager’s possession related in any material way to the use, ownership or operation of the Property, other than Protected Information.

7.2.5        Designated Representatives.  The Designated Representatives include those individuals who are currently responsible for the asset management of the Property and the Transaction on behalf of Seller.

7.2.6        Tenants of the Property.  The only tenants of the Property are the tenants listed in Exhibit N attached hereto; provided, however, the foregoing is not intended (and shall not be construed) as a representation by Seller of the parties that are in actual possession of any portion of the Property.

7.2.7        Personal Property.  Except as set forth in Exhibit O attached hereto, the personal property to be transferred to Buyer is free and clear of liens, security interests and other encumbrances arising by, through or under Seller, except as a result of instruments securing a loan that shall be paid in full by Seller at or prior to Closing.

7.2.8        Rents.  No Rents or Leases have been assigned, transferred or hypothecated by Seller, except by virtue of loan instruments securing a loan that shall be paid in full by Seller at or prior to Closing.

7.2.9        Third-Party Rights.  Seller has not entered into any agreements currently in effect pursuant to which Seller has granted any rights of first refusal to purchase all or any part of the Property, options to purchase all or any part of the Property or other rights whereby any individual or entity has the right to purchase all or any part of the Property.

7.2.10        Seller’s Knowledge Representations.  To Seller’s Knowledge:

(a)

Except as listed in Exhibit O attached hereto, Seller has not received any written notice of any current or pending litigation against Seller or the Property (including, without limitation, any condemnation proceedings) which would, in the reasonable judgment of Seller, adversely affect the Property or the Transaction.

(b)

Seller has not entered into or assumed any contracts, equipment leases or other agreements affecting the Property which will be binding upon Buyer after the Closing other than (i) the Contracts listed in Exhibit B attached hereto, (ii) the Leases, and (iii) liens, encumbrances, covenants, conditions, restrictions, easements and other matters of record.

(c)

Except for defaults cured on or before the Effective Date and except as listed in Exhibit O attached hereto, Seller has not received any written notice of default under the terms of any of the Contracts.

(d)

Except for violations cured or remedied on or before the Effective Date and except as listed in Exhibit O attached hereto, Seller has not received any written notice from any governmental authority of any violation of any Law applicable to the Property.

(e)

The Property Documents heretofore or hereafter delivered or otherwise made available to Buyer’s Representatives prior to Closing (i) include the documents (other than the Protected Information) that are used by Seller in the day-to-day operation and management of the Property, and (ii) are the same documents (other than the Protected Information) that are reviewed by Seller’s Property Manager for reporting to Seller in connection with (A) the performance by Seller of its fiduciary obligations to its clients and investors, and (B) the preparation of financial statements and reports submitted to the clients and investors of Seller.

(f)

Except as set forth in Exhibit O attached hereto and except for defaults cured on or before the Effective Date, Seller has neither (i) received any written notice from any tenant of the Property asserting or alleging that Seller is in default under such tenant’s Lease, nor (ii) sent to any tenant of the Property any written notice alleging or asserting that such tenant is in default under such tenant’s Lease.

(g)

The rent roll attached as Exhibit N is true, correct and complete in all material respects; provided, however, for the purposes hereof, the Rent Roll shall only be deemed to be materially inaccurate or incorrect if it is inaccurate or incorrect by more than 5% of the gross monthly income for the Property as set forth therein.

7.3        General Provisions.

7.3.1        Seller’s Warranties Deemed Modified.  To the extent that Buyer is deemed to know prior to the expiration of the Due Diligence Period that Seller’s Warranties are inaccurate, untrue or incorrect in any way, such Seller’s Warranties shall be deemed modified to reflect Buyer’s deemed knowledge.

7.3.2        Breach of Warranties prior to Closing.  If after the expiration of the Due Diligence Period but prior to the Closing, either Buyer or Seller obtains actual knowledge that any of the representations or warranties made herein are untrue, inaccurate or incorrect in any material respect, such party shall give the other party written notice thereof within five (5) Business Days of obtaining such knowledge (but, in any event, prior to the Closing). In the event of any breach of a Seller Warranty, Seller shall have the right to cure such misrepresentation or breach and shall be entitled to a reasonable extension of the Closing Deadline (not to exceed thirty (30) days) for purposes of such cure. The untruth, inaccuracy or incorrectness of Seller’s Warranties shall be deemed material for all purposes of this Agreement only if Buyer’s aggregate damages resulting from the untruth, inaccuracy or incorrectness of Seller’s Warranties are reasonably estimated to exceed $50,000.00. If any of Seller’s Warranties are untrue, inaccurate or incorrect but are not, in the aggregate, untrue, inaccurate or incorrect in any material respect as set forth herein, Buyer shall be deemed to waive such misrepresentation or breach of warranty, and Buyer shall be required to consummate the Transaction without any reduction of or credit against the Purchase Price.

7.3.3        Survival; Limitation on Seller’s Liability.  Seller’s Warranties shall survive the Closing and not be merged therein for a period of one hundred eighty (180) days and Seller shall only be liable to Buyer hereunder for a breach of a Seller’s Warranty with respect to which Seller receives a written notice of a claim from Buyer on or before one hundred eighty (180) days after the Closing Date. Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any rights or remedies available to it at law, in equity, under this Agreement or otherwise, including any claim against Seller for damages that Buyer may incur, as the result of any of Seller’s Warranties being untrue, inaccurate or incorrect if (a) Buyer is deemed to know that any Seller’s Warranties were untrue, inaccurate or incorrect at the time of the Closing, or (b) the untruth, inaccuracy or incorrectness of such Seller’s Warranties is not material.

7.3.4        Survival.  The provisions of this Section 7.3 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.

ARTICLE 8 - COVENANTS

8.1        Contracts, Title Instruments, and Leases.

(a)        Without either (i) prior written notice to Buyer, provided such written notice is received by Buyer on or before three (3) Business Days before the expiration of the Due Diligence Period, or (ii) thereafter, Buyer’s prior consent, between the Effective Date and the Closing Seller shall not (y) extend, renew, replace or otherwise modify any Contract or enter into any new service contract or agreement (except that any new service contract or agreement that terminates upon Closing shall not require Buyer’s prior written consent), or (z) execute any instrument which affects title to the Property (but an instrument that is required to be executed in connection with Seller’s obligations under a Lease or Contract shall not require Buyer’s prior written consent). Seller shall furnish Buyer with a copy of the proposed agreement which shall contain such information reasonably necessary to enable Buyer to make informed decisions with respect to the advisability of the proposed transaction. If Buyer has no consent rights pursuant to the foregoing, Seller agrees not to execute any such agreement for at least three (3) Business Days after such notice to Buyer to allow Buyer time to comment to Seller. If Buyer has consent rights pursuant to the foregoing and Buyer fails to object in writing to any such agreement within three (3) Business Days after receipt thereof, Buyer shall be deemed to have approved the terms of the proposed transaction. Any notice from Buyer rejecting the proposed transaction shall include a description of the reasons for Buyer’s rejection.

(b)        Between the Effective Date and the Closing, Seller shall not change its current leasing or management practices without the prior written approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed. Seller shall provide Buyer with information outlining any such proposed changes to such leasing or management practices, and Buyer shall have three (3) Business Days to provide written approval or disapproval of such proposed changes; provided, however, failure of Buyer to respond within such three (3) Business Day period shall be deemed to constitute approval of such proposed changes. Between the Effective Date and the Closing, Seller will cause vacant apartment units at the Property to be “made ready” for reletting and occupancy in accordance with Seller’s current standards and timetable for turning units over. It is not the intention of Seller to have all of the vacant units “made ready” as of the Closing Date, but only those units that would have been “made ready” in the ordinary course of business.

(c)        Seller shall have the right, but not the obligation, to enforce the rights and remedies of the landlord under any Lease in a manner consistent with its past practices, including without limitation, to apply all or any portion of any security deposits then held by Seller toward any loss or damage incurred by Seller by reason of any defaults by tenants, and the exercise of any such rights or remedies shall not affect the obligations of Buyer under this Agreement or entitle Buyer to a reduction in, or credit or allowance against, the Purchase Price or give rise to any other claim on the part of Buyer.

(d)        At Closing, Seller shall terminate any management agreements currently in effect with respect to the Property at the sole cost and expense of Seller. In addition, if Buyer requests in writing prior to the expiration of the Due Diligence Period to have any other Contracts terminated, Seller shall use commercially reasonable efforts to terminate such Contracts effective as of the Closing Date; provided, however, in no event shall Seller be required by the foregoing to pay any sums (or incur any other liability) to the other parties to said Contracts in connection therewith beyond the amounts owed by Seller through the Closing Date. If Seller is unable to so terminate the aforementioned Contracts effective as of the Closing Date, then Seller shall assign and Buyer shall assume the same at Closing in accordance with the terms of this Agreement and the Assignment Agreement, but Buyer may issue a termination notice thereunder on the Closing Date, with termination to take effect on the applicable date thereafter in accordance with each such Contract.

8.2        Maintenance of Property.   Except to the extent Seller is relieved of such obligations by Article 10, between the Effective Date and Closing, Seller shall operate and maintain and keep the Property in a manner consistent with Seller’s past practices with respect to the Property; provided, however, subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 4, Seller shall not be obligated to perform any capital improvements or any deferred maintenance repairs. Buyer hereby agrees that, except for breaches of this Section 8.2, Buyer shall accept the Property subject to, and Seller shall have no obligation to cure (a) any violations of Laws, or (b) any physical conditions that would give rise to violations of Laws, whether the same now exist or arise prior to Closing. Between the Effective Date and Closing, Seller will advise Buyer of any written notice Seller receives after the Effective Date from any governmental authority of the violation of any Laws regulating the condition or use of the Property.

8.3        Brokers.   Seller and Buyer expressly acknowledge that Seller’s Broker has acted as the exclusive broker with respect to the Transaction and with respect to this Agreement. Seller shall pay any brokerage commission due to Seller’s Broker in accordance with the separate agreement between Seller and Seller’s Broker. Seller agrees to hold Buyer harmless and indemnify Buyer from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) suffered or incurred by Buyer as a result of any claims by Seller’s Broker or any other party claiming to have represented Seller as broker in connection with the Transaction. Buyer agrees to hold Seller harmless and indemnify Seller from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) suffered or incurred by Seller as a result of any claims by any party other than Seller’s Broker claiming to have represented Buyer as broker in connection with the Transaction. The provisions of this section shall survive the Closing (and not be merged therein) or the earlier termination of this Agreement.

8.4        Tax Protests; Tax Refunds and Credits.    Seller shall have the right to control the progress of and to make all decisions with respect to any contest of the real estate taxes and personal property taxes for the Property due and payable during the tax year in which Closing occurs (the “Closing Tax Year”) and all tax years prior to the Closing Tax Year, provided Seller shall keep Buyer reasonably informed regarding the status of any contest with respect to the taxes attributable to the Closing Tax Year. Buyer shall have the right to control the progress of and to make all decisions with respect to any contest of the real estate taxes and personal property taxes for the Property due and payable during all years subsequent to the Closing Tax Year. To the extent any real estate or personal property tax refunds or credits are received after Closing with respect to the Property and such refunds or credits are attributable to real estate and personal property taxes paid for any tax year prior to the Closing Tax Year, Seller shall be entitled to the entirety of such refunds and credits (except to the extent due to any past or present tenant of the Property). To the extent any such refunds or credits are attributable to real estate and personal property taxes paid during the Closing Tax Year, such amounts shall be prorated between the parties in the manner provided in Section 5.2, less costs incurred in obtaining such refund or credit and any amounts due to any past or present tenant of the Property. The provisions of this section shall survive the Closing (and not be merged therein).

8.5        Publicity.    Seller and Buyer each hereby covenant and agree that (a) prior to the Closing neither Seller nor Buyer shall issue any press release or similar public statement or posting with respect to the Transaction or this Agreement (a “Press Release”) without the prior consent of the other, except to the extent required by applicable Law, and (b) after the Closing, any Press Release issued by either Seller or Buyer shall be subject to the review and approval of both parties (which approval shall not be unreasonably withheld, conditioned or delayed and such response shall be provided within two (2) Business Days after submission of a draft of the Press Release to the other party for review), except to the extent required by applicable Law. If either Seller or Buyer is required by applicable Law to issue a Press Release, such party shall, at least two (2) Business Days prior to the issuance of the same, deliver a copy of the proposed Press Release to the other party for its review. The provisions of this section shall survive the Closing (and not be merged therein) or the earlier termination of this Agreement.

8.6        Confidentiality.

(a)        Buyer shall hold, and shall cause the other Buyer’s Representatives and any prospective investors in Buyer to hold in strict confidence and not disclose to any other person without the prior written consent of Seller: (i) the terms of the Agreement, (ii) unless and until the Closing occurs, any of the information in the Property Documents, and (iii) the identity of any direct or indirect owner of any beneficial interest in Seller. In the event the Closing does not occur or this Agreement is terminated, Buyer shall promptly return to Seller all copies of documents containing any of such information without retaining any copy thereof or extract therefrom except as may be required by applicable law. Notwithstanding the foregoing, Buyer may disclose such information (A) on a need-to-know basis to its employees, agents, consultants, potential lenders and investors, and members of professional firms serving it or potential lenders or investors, or (B) as any governmental agency may require in order to comply with applicable Laws or a court order, or (C) to the extent that such information is a matter of public record, or (D) as may be required for any disclosure or filing to the Securities and Exchange Commission or any authority governing disclosure filings required by applicable law (provided, Buyer shall notify Seller of such filings not less than two (2) business days prior to making such filings, which notice shall include a copy of the filing or of the information about the physical, economic or legal condition or legal status of the Property or the Leases in such filing), or (E) on a need-to-know basis to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating Buyer or its permitted assignees, or (F) on a need-to-know basis to any broker/dealers in the broker/dealer network of any real estate investment trust holding an interest (direct or indirect) in Buyer (a “REIT”) and any of the REIT’s investors. Buyer hereby agrees to indemnify, defend, and hold each of the Seller Parties free and harmless from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) arising out of or resulting from the breach of the terms of this section.

(b)        The provisions of this section shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.

8.7        Delivery of Information Regarding Compliance.   No later than the earlier of (a) 10 Business Days after the Effective Date, or (b) the end of the Due Diligence Period, Buyer agrees to provide documentation reasonably necessary for Seller to verify that the representations and warranties made in Subsection 7.1.3 are true, accurate and complete, which documentation shall include, without limitation, information regarding the ownership of Buyer and a list of any person or entity that directly or indirectly owns more than a 25% interest in Buyer. Notwithstanding any provision in this Agreement to the contrary, Seller may disclose such information, without notice to Buyer, to any government agency or regulators in connection with any regulatory examination or if Seller reasonably believes that such disclosure is required by Law or its regulatory compliance policies.

8.8        No Conversion to Condominiums Permitted.    To the extent that similar restrictions have not been previously recorded against the Property, the Deed will contain the restrictions regarding condominium use set forth in Exhibit D attached hereto.

ARTICLE 9 - DEFAULTS

9.1        Buyer Defaults.   If Closing fails to occur as a result of Buyer’s default, then Seller shall have the right to elect as its sole and exclusive remedy, to (a) terminate this Agreement by written notice to Buyer, promptly after which the Deposit shall be paid to Seller as liquidated damages and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive the default or breach and proceed to close the Transaction. Seller and Buyer have discussed the possible consequences to Seller in the event that the Closing does not occur by reason of Buyer’s default. The parties agree that it would be impractical or extremely difficult to determine the actual damages to Seller in such event and that a reasonable estimate of such damages is an amount equal to the Deposit.

9.2        Seller Defaults.   If, at or before Closing, Seller is in default in any material respect of any of its obligations hereunder or any of Seller’s Warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, and any such circumstance described in this sentence continues for five (5) Business Days after written notice (which written notice shall detail such default or breach), then Buyer shall have the right, to elect, as its sole and exclusive remedy, to (a) terminate this Agreement by written notice to Seller, promptly after which any Deposit shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive the default or breach and proceed to close the Transaction, or (c) enforce specific performance of this Agreement by Seller; provided, however, if specific performance is not available as a remedy as a result of Seller’s intentional acts, then if Buyer exercises its rights under clause (a) of this section, Buyer will be entitled to (x) the return of the Deposit, and (y) recover from Seller the reasonable, actual third party out-of-pocket direct transaction costs and expenses incurred by Buyer in connection with the Transaction in an amount not to exceed $250,000.00. As a condition precedent to Buyer exercising any right it may have to bring an action for specific performance hereunder, Buyer must commence such an action within ninety (90) days after the occurrence of Seller’s default. Buyer agrees that its failure to timely commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by it of its right to commence an action for specific performance as well as a waiver by it of any right it may have to file or record a notice of lis pendens or notice of pendency of action or similar notice against any portion of the Property.

9.3        Indemnity Obligations.    Notwithstanding any provision in this Agreement to the contrary, in no event shall the provisions of this Article 9 limit the rights of either party against the other party due to the other party's obligation to indemnify such party in accordance with this Agreement or the damages recoverable pursuant to such indemnification obligations. This section shall survive the Closing (and not be merged therein) or the earlier termination of this Agreement.

ARTICLE 10 - CASUALTY/CONDEMNATION

10.1        Right to Terminate.   If, after the Effective Date, (a) any portion of the Property is taken by condemnation or eminent domain (or is the subject of a pending taking), or (b) any portion of the Property is damaged or destroyed (excluding routine wear and tear and damage caused by any Buyer’s Representative), Seller shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof. If the Property is the subject of a Major Casualty/Condemnation (as hereinafter defined) that occurs after the Effective Date, Buyer shall have the right to terminate this Agreement by giving written notice to Seller no later than ten (10) Business Days after the giving of Seller’s notice, and the Closing Deadline shall be extended, if necessary, to provide sufficient time for Buyer to make such election. The failure by Buyer to terminate this Agreement within such ten (10) Business Day period shall be deemed an election not to terminate this Agreement. If this Agreement is terminated pursuant to this Section 10.1, the Deposit shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement. For the purposes of this Agreement, “Major Casualty/Condemnation” shall mean any casualty, condemnation proceedings, or eminent domain proceedings if (i) the portion of the Property that is the subject of such casualty or such condemnation or eminent domain proceedings has a value in excess of $500,000.00, as reasonably determined by Buyer and Seller, or (ii) any casualty is an uninsured casualty and Seller, in its sole and absolute discretion, does not elect to cause the damage to be repaired or restored or give Buyer a credit at Closing for such repair or restoration.

10.2        Allocation of Proceeds and Awards.   If a condemnation or casualty occurs after the Effective Date and this Agreement is not terminated as permitted pursuant to the terms of Section 10.1, then this Agreement shall remain in full force and effect, Buyer shall acquire the remainder of the Property upon the terms set forth herein. Any awards or proceeds from the condemning authority or Seller’s insurance company, as the case may be (the “Casualty/Condemnation Proceeds”) shall be allocated between Buyer and Seller as follows: (a) Seller shall be entitled to be reimbursed from the Casualty/Condemnation Proceeds for (i) all costs, expenses and fees, including reasonable attorneys’ fees, expenses and disbursements, incurred by Seller in connection with negotiating the settlement of such award or proceeds, (ii) proceeds of any rental loss, business interruption or similar insurance, or other compensation or loss of use, that are allocable to the period prior to the Closing Date, and (iii) the reasonable and actual costs incurred by Seller in physically stabilizing the Property following a casualty; and (b) Buyer shall be entitled to (i) the balance of the Casualty/Condemnation Proceeds, and (ii) a credit from Seller equal to Seller’s deductible with respect to such casualty, if the same is an insured casualty.

10.3        Insurance.   Seller shall maintain the property insurance coverage currently in effect for the Property, or comparable coverage, through the Closing Date.

10.4        Waiver.   The provisions of this Article 10 supersede the provisions of any applicable Laws with respect to the subject matter of this Article 10.

ARTICLE 11 - MISCELLANEOUS

11.1        Buyer’s Assignment.

(a)        Buyer shall not assign this Agreement or its rights hereunder without the prior written consent of Seller, which consent Seller may grant or withhold in its sole and absolute discretion, and any such attempted assignment shall be null and void ab initio. Any transfer, directly or indirectly, of any stock, partnership interest or other ownership interest in Buyer shall constitute an assignment of this Agreement; provided, however, the foregoing shall not be construed to prohibit the transfer of stock in a publicly traded company. Notwithstanding the foregoing terms of this paragraph (a), Buyer shall have the right to assign this Agreement to an affiliate of Buyer (and to more than one, as Buyer desires to have Seller convey separate parcels to an Apartment Buyer and an Outparcel Buyer) which is (i) any entity which controls, is controlled by or is under common management control with Buyer and/or (ii) an entity that is a real estate investment trust (a “REIT”) (or that is wholly owned directly or indirectly by a REIT) for which Buyer or an affiliate of Buyer acts as the investment advisor and/or co-sponsor and/or is a member of the sub-advisor for such REIT, without Seller’s prior consent, provided that such assignment complies with the terms of paragraph (b) of this Section 11.1.

(b)        In the event Buyer intends to assign its rights hereunder, Buyer shall send Seller written notice of its request at least ten (10) Business Days prior to the Closing Date, which notice shall include the legal name and structure of the proposed assignee and the information required by Section 8.7 with respect to the proposed assignee. Buyer shall provide Seller any other information that Seller may reasonably request with respect to the proposed assignee. Notwithstanding any provision in this Agreement to the contrary:

(i)        Any permitted assignment by Buyer shall not relieve Buyer of any of its obligations and liabilities hereunder, nor shall any such assignment alter, impair or relieve such assignee from the waivers, acknowledgements and agreements of Buyer set forth herein, including those set forth in Section 4.2, Article 7 and Article 8, all of which will be binding upon any assignee of Buyer.

(ii)        No transfer by Buyer of any interest in this Agreement and no transfers of direct or indirect interests in Buyer shall be permitted if the same would cause the representations and warranties made in Section 7.1 or Section 11.13 to be untrue, inaccurate or incomplete and Buyer covenants to cooperate with Seller’s requests to provide the information required by Section 8.7 and other documentation reasonably necessary or desirable for Seller to verify that such representations and warranties are true, accurate and complete at all times prior to Closing. If Buyer fails to provide the requested documentation to Seller at least ten (10) Business Days prior to the Closing Date, then Seller shall have the right, at its election, to postpone the Closing Date for a reasonable period until such verification has been made.

11.2        Survival/Merger.    Except for the provisions of this Agreement which are explicitly stated to survive the Closing, (a) none of the terms of this Agreement shall survive the Closing, and (b) the delivery of the Purchase Price, the Deed and the other Closing Documents and the acceptance thereof shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder.

11.3        Integration;    Waiver.         This Agreement embodies and constitutes the entire understanding between the parties with respect to the Transaction and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. No waiver by either party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

11.4        Governing Law.    This Agreement shall be governed by, and construed in accordance with, the Law of the State in which the Real Property is located.

11.5        Captions Not Binding; Exhibits.    The captions in this Agreement are inserted for reference only and in no way limit the scope or intent of this Agreement or of any of the provisions hereof. All Exhibits attached hereto shall be incorporated by reference as if set out herein in full.

11.6        Binding Effect.    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.7        Severability.    If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by Law.

11.8        Notices.    Any notices or other communications under this Agreement must be in writing, and shall be deemed duly given or made at the time and on the date when received by e-mail transmittal of pdf files or similar electronic means or when personally delivered as shown on a receipt therefor (which shall include delivery by a nationally recognized overnight delivery service) to the address for each party set forth below. Any party, by written notice to the other in the manner herein provided, may designate an address different from that set forth below. Notices transmitted by a party’s legal counsel on behalf of such party shall be deemed delivered by such party.

If to Buyer:

KBS-Legacy Apartment Community REIT Venture, LLC

c/o Legacy Partners Residential, Inc.

5141 California Avenue, Suite 100

Irvine, CA 92617

Attention: Timothy J. O’Brien

Telephone No.: 949.930.6600

Email Address: TOBrien@legacypartners.com

with a copy to:	Schultz & Wright, LLP 545 Middlefield Road, #160 Menlo Park, CA 94025 Attention: Anne Keeler Wright Telephone No.: 650.462.0900 Email Address: wright@SWLLP.com

If to Seller:

Wesley Village Development, LP

c/o Prudential Real Estate Investors

3348 Peachtree Road, Suite 1100

Atlanta, Georgia 30326

Attention: James L. Street

Telephone No.: 404.704.3776

Email Address: james.street@prudential.com

with a copy to:

The Prudential Insurance Company of America

c/o PREI Law Department

7 Giralda Farms

Madison, New Jersey 07940

Attention: Law Department (Jeremy S. Keenan)

Telephone No.: 973.734.1420

Email Address: jeremy.keenan@prudential.com

with a copy to:

The Prudential Insurance Company of America

c/o PAMG-RE, 3348 Peachtree Road, Suite 1100

Atlanta, GA 30326

Attention: Asset Management, U.S. Property Investment Fund (Gregory M. Killeen)

Telephone No.: 404.704.3788

Email Address: gregory.killeen@prudential.com

with a copy to:	Alston & Bird LLP 1201 West Peachtree Street Atlanta, Georgia 30309-3424 Attention: Albert E. Bender, Jr. Telephone No.: 404.881.7385 Email Address: bert.bender@alston.com

11.9      Counterparts; Electronic Signatures.      This Agreement may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement. Signatures to this Agreement transmitted by electronic means shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement.

11.10    No Recordation.  Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded and Buyer agrees (a) not to file any notice of pendency or other instrument against the Property or any portion thereof in connection herewith and (b) to indemnify Seller against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller by reason of the filing by Buyer of such notice of pendency or other instrument. Notwithstanding the foregoing, if the same is permitted pursuant to applicable Laws, Buyer (i) shall be entitled to record a notice of lis pendens if Buyer is entitled to seek (and is actually seeking) specific performance of this Agreement by Seller in accordance with the terms of Section 9.2 and (ii) in such event, Buyer shall have no obligation to indemnify Seller in connection therewith.

11.11      Additional Agreements; Further Assurances.    Each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the Transaction; provided, however, the execution and delivery of such documents shall not result in any additional liability or cost to the executing party.

11.12      Construction.    The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement, any modification hereof or any of the Closing Documents.

11.13      ERISA. Buyer represents and warrants to Seller (as used in this Section, Seller shall be deemed to mean “Seller and Prudential”) that:

(a)        Buyer’s rights under this Agreement do not, and upon its acquisition by Buyer the Property shall not, constitute “plan assets” within the meaning of 29 C.F. R. Section 2510.3-101, because one or more of the following circumstances are true:

(i)	Equity interests in Buyer are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

(ii)	Less than 25 percent of all equity interest in Buyer are held by “benefit plan investors” within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

(iii)	Buyer qualifies as an “operating company”, “venture capital operating company” or a “real estate operating company” within the meaning of 29 C.F.R. Section 2510.3-101(c), (d) or (e).

(b)        Buyer is not a “governmental plan” within the meaning of Section 3(32) of the Employee Retirement Income Security Act of 1974 and the execution of this Agreement and the purchase of the Property by Buyer is not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

Buyer hereby agrees to execute such documents or provide such information as Seller (or Prudential, if Seller is not Prudential) may reasonably require to permit Seller (or Prudential, if Seller is not Prudential) to determine whether: (i) the Transaction would constitute a prohibited transaction under ERISA or any applicable similar prohibition under State Law, (ii) the Transaction is otherwise in full compliance with ERISA and such applicable similar State Laws, and (iii) Seller (and Prudential, if Seller is not Prudential) would be in violation of ERISA or any applicable similar State Laws by complying with this Agreement or by closing the Transaction. Seller shall not be obligated to consummate the Transaction unless and until Seller (and Prudential, if Seller is not Prudential) is satisfied that the Transaction complies in all respects with ERISA and any applicable similar State Laws. The obligations of Buyer under this Section shall survive the Closing and shall not be merged therein. Notwithstanding any provision in this Agreement to the contrary, the representations, warranties, covenants and agreements set forth in this Section 11.13 are intended to inure to the benefit of both Seller and Prudential and Prudential shall be entitled to rely hereon and enforce the provisions hereof.

11.14      Time of The Essence.    Time is of the essence with respect to the Closing and all of the provisions of this Agreement.

11.15      Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY PROCEEDINGS BROUGHT BY THE OTHER PARTY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING (AND NOT BE MERGED THEREIN) OR ANY EARLIER TERMINATION OF THIS AGREEMENT.

11.16      Releases.  WITH RESPECT TO ANY RELEASE SET FORTH IN THIS AGREEMENT RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, THE PARTIES HERETO HEREBY ACKNOWLEDGE THAT SUCH WAIVER AND RELEASE IS MADE WITH THE ADVICE OF COUNSEL AND WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CONSEQUENCES AND EFFECTS OF SUCH RELEASE.

11.17      Attorney’s Fees.  In the event of any controversy, claim or dispute between the parties hereto to enforce or interpret any of the provisions of this Agreement or any right of either party hereto, which controversy, claim or dispute proceeds to litigation filed by one party against the other, the non-prevailing party to such litigation agrees to pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees and costs, court or dispute resolution costs, arbitrator’s, mediator’s, consultant’s and expert witness’ fees and costs incurred by the prevailing party, including, without limitation, fees incurred during trial or resolution of any action or dispute and any fees incurred as a result of an appeal from a judgment entered in any such matter. A prevailing party shall include without limitation (a) a party who dismisses an action in exchange for sums due, or (b) the party determined to be the prevailing party by a court of law. The terms of this Section 11.17 shall survive the termination of this Agreement and the Closing.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed to be effective as of the day and year first above written.

SELLER:

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware
limited partnership

By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a
Delaware limited liability company, as the sole general
partner thereof

	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership, as a member thereof

		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a
German limited partnership, as the sole general
partner thereof

			By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

				By:	/s/ James L. Street
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

				By:	/s/ David G. Rich
Name: David G. Rich
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

BUYER:

KBS-LEGACY APARTMENT COMMUNITY REIT
VENTURE, LLC, a Delaware limited liability company

By:	LEGACY PARTNERS RESIDENTIAL REALTY, LLC,
a Delaware limited liability company, its managing
member

	By:	/s/ Timothy J. O’Brien
Name: Timothy J. O’Brien
Title: Senior Vice President

AGREEMENT OF ESCROW AGENT

The undersigned has executed this Agreement solely to confirm its agreement to hold the Escrow Deposits (as defined on Exhibit C) in escrow in accordance with the provisions of this Agreement and otherwise comply with the provisions of Exhibit C to this Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of October 12, 2012.

ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ Leslie M. Flowers
Name: Leslie M. Flowers
Title: Title Officer

EXHIBIT A

LEGAL DESCRIPTION

LYING AND BEING in the City of Charlotte, County of Mecklenburg, North Carolina, and more particularly described as follows:

BEING all of Tract 2, Tract 3 and Tract 6 on plat recorded in Map Book 50, Page 862, Mecklenburg County Public Registry, as modified and affected by plats recorded in Map Book 51, page 392 and Map Book 53, page 499.

TOGETHER WITH all easements, rights, and appurtenances contained in declaration of Easements recorded in Book 24097, page 749, Mecklenburg County Public Registry.

EXHIBIT B

LIST OF CONTRACTS

Contracts/Vendors:

ADT

Apartment Finder

Apartment Guide

Apex Billing Solutions

Aramark

AT&T

AT&T Mobile

Blue Moon

Capture the Market

Click Pack Move

CORT

Cramer Pest Control

Ellipse Communications

For Rent

Heaven and Earth Landscaping

Key Trak

LeaseFerret (Call Source)

Rent Mine Online

Rent Sentinel

Scent Air

Schindler Elevator Corporation

Time Warner Cable

Valet Waste

Vaultware

Vision Office Systems

Wayne Automatic Fire Sprinklers

YieldStar

Warranty:

Ivey Exterminating Inc., Guaranty Service Contract

EXHIBIT C

ESCROW PROVISIONS

The Deposit and any other sums (including, without limitation, any interest earned thereon) which the parties agree shall be held in escrow (herein collectively called the “Escrow Deposits”), shall be held by Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

1.            Upon receipt of a completed W-9 form from Buyer, Escrow Agent shall upon receipt of a request from Buyer invest the Escrow Deposits in government insured interest-bearing instruments reasonably satisfactory to both Buyer and Seller and shall promptly provide Buyer and Seller with confirmation of the investments made. Because Escrow Agent is not itself a bank, it may commingle the Escrow Deposits with other escrow deposits in a trust account in order to facilitate placing the Escrow Deposits in a segregated interest bearing account and to disburse the Escrow Deposits once they have been removed from said segregated interest bearing account in accordance with the terms of this Agreement, but shall not otherwise commingle the Escrow Deposits with any funds of Escrow Agent or others. Seller and Buyer are aware that the Federal Deposit Insurance Corporation (FDIC) coverages apply to a maximum amount of $250,000.00 per depositor (as may be modified by the FDIC from time to time). Further, Seller and Buyer shall not hold Escrow Agent liable for any loss occurring that arises from bank failure or error, insolvency or suspension, or a situation or event which falls under the FDIC coverages.

2.            Notwithstanding any provision herein to the contrary, if Buyer terminates this Agreement at any time during the Due Diligence Period, Escrow Agent shall deliver the Escrow Deposits to Buyer upon the unilateral direction of Buyer, without the consent of Seller, provided that Escrow Agent shall notify Seller in the event of such disbursement.

3.            After the expiration of the Due Diligence Period, if for any reason the Closing does not occur and either party makes a written demand upon Escrow Agent for payment of the Escrow Deposits, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within ten (10) days after the giving of such notice, Escrow Agent is hereby authorized to make such payment. If Escrow Agent does receive such written objection within such period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court.

4.            If the Closing occurs, Escrow Agent shall deliver the Escrow Deposits to, or upon the instructions of, Seller on the Closing Date.

5.            The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and that Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for any Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller or Buyer resulting from actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent. Seller and Buyer shall jointly and severally indemnify and hold Escrow Agent harmless from and against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of Escrow Agent.

6.            Buyer shall pay any income taxes on any interest earned on the Escrow Deposits.

7.            Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction. Escrow Agent is either (x) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (y) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements). Accordingly:

(a)        Escrow Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transaction. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.

(b)        Seller and Buyer shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transaction.

(c)        Escrow Agent hereby requests Seller to furnish to Escrow Agent Seller’s correct taxpayer identification number. Seller acknowledges that any failure by Seller to provide Escrow Agent with Seller’s correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by Law. Accordingly, Seller hereby certifies to Escrow Agent, under penalties of perjury, that Seller’s correct taxpayer identification number is 26-2938801.

(d)        Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

8.            The provisions of this Exhibit C shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.

[Remainder of page intentionally blank]

EXHIBIT D

Form of Special Warranty Deed

Tax Lot No.	Parcel Identifier No.

Verified by	County on the day of , 2012

By:

Mail after recording to:   Anne Keeler Wright, Esq., Schultz & Wright, LLP, 545 Middlefield Road, #160, Menlo

    Park, California 94025

This instrument was prepared by:    Annie George, Alston & Bird LLP

Excise Tax: $                    .

Brief description for the Index

DEED

THIS DEED made as of November       , 2012, by and between

GRANTOR WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership c/o Prudential Real Estate Investors 3348 Peachtree Road, Suite 1100 Atlanta, Georgia 30326	GRANTEE [APARTMENTS BUYER: ] // [OUTPARCEL BUYER: ], [Assignee: a ] 620 Newport Center Drive, Suite 1300 Newport Beach, CA 92660

Enter in appropriate block for each party: name, address, and, if appropriate, character of entity, e.g. corporation or partnership

The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, all that certain lot or parcel of land situated in Mecklenburg County, North Carolina and more particularly described as follows:

See Exhibit “A” attached hereto

and incorporated herein by reference.

The property hereinabove described was acquired by Grantor by Instrument recorded in Deed Book        , Page    .

A map showing the above described property is recorded in Plat Book        , Page    .

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantor in fee simple.

And the Grantor covenants with the Grantee, that Grantor has done nothing to impair such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the exceptions hereinafter stated.

Title to the property hereinabove described is subject to the following exceptions:

See Exhibit ”B” attached hereto

and incorporated herein by reference.

This Deed is made without any covenant, warranty or representation by, or recourse against, Grantor except to the extent expressly provided herein. By acceptance of this Deed, Grantee specifically acknowledges that Grantee is not relying on (and Grantor, does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from Grantor regarding or relating to (a) the operation of the Real Property or uses or merchantability or fitness of any portion of the Real Property for a particular purpose; or (b) the physical condition of the Real Property or the condition or safety of the Real Property or suitability of the Real Property for a particular purpose. Grantor hereby disclaims and, by its acceptance of this Deed Grantee hereby waives and releases, any implied or statutory warranties or guaranties of fitness, merchantability or any other statutory or implied warranty or guaranty of any kind or nature regarding or relating to the Real Property, including any warranty regarding the condition or status of Grantor’s or Grantee’s title to the Real Property. By acceptance of this Deed, Grantee acknowledges and agrees that the provisions of this paragraph were a material factor in Grantor’s agreement to convey the Real Property to Grantee and Grantor would not have conveyed the Real Property to Grantee unless Grantor is expressly released and Grantee waives the rights as set forth in this paragraph.

If any term or provision of this Deed or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Deed or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Deed shall be valid and enforced to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Grantor has caused this instrument to be signed and sealed in its limited partnership name by its duly authorized Attorneys in Fact, the day and year first above written.

GRANTOR:

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware
limited partnership

By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a
Delaware limited liability company, as the sole general
partner thereof

	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership, as a member thereof

		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a
German limited partnership, as the sole general
partner thereof

			By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

STATE OF GEORGIA	)
)
COUNTY OF FULTON	)

I,                                     , a Notary Public of the County and State aforesaid, certify that James L. Street and                            personally came before me this day and acknowledged that each is an Attorney in Fact pursuant to that certain Power of Attorney dated July 2, 2008 of TMW USPF-Verwaltungs-GmbH, a German corporation, which the sole general partner of USPF IV-Verwaltungs-GmbH & Co. KG, a German limited partnership, which is the sole general partner of WESLEY VILLAGE DEVELOPMENT GP, LLC, a Delaware limited liability company, which is the sole general partner of WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership, and that s/he, as Vice President, being authorized to do so, executed the foregoing on behalf of the corporation.

Witness my hand and official stamp or seal this    day of                        , 2012.

Notary Public

My commission expires:                                                          Notary Public

The foregoing certificate(s) of

is/are certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on the first page hereof.

                                                                                                           REGISTER OF DEEDS FOR                                          COUNTY

By                                                                                                          Deputy/Assistant-Register of Deeds

EXHIBIT A

LEGAL DESCRIPTION

LYING AND BEING in the City of Charlotte, County of Mecklenburg, North Carolina, and more particularly described as follows:

BEING all of Tract 2, Tract 3 and Tract 6 on plat recorded in Map Book 50, Page 862, Mecklenburg County Public Registry, as modified and affected by plats recorded in Map Book 51, page 392 and Map Book 53, page 499.

TOGETHER WITH all easements, rights, and appurtenances contained in declaration of Easements recorded in Book 24097, page 749, Mecklenburg County Public Registry.

EXHIBIT B

PERMITTED TITLE EXCEPTIONS

1.	Real Estate Ad Valorem Taxes for the year 2012 and subsequent years, not yet due and payable.

2.	All covenants, conditions, restrictions and other matters of record recorded or filed in the applicable records of Mecklenburg County, North Carolina with respect to the real property conveyed hereby.

3.	Rights of tenants (and subtenants) and/or lessees (and sublessees) in possession under any recorded or unrecorded leases or rental agreements.

EXHIBIT C

RESTRICTION AGAINST CONDOMINIUM

The real property set forth on Exhibit A (the “Property”) shall hereafter be held, transferred, sold, leased and encumbered, conveyed, and occupied, subject to the covenants, conditions, and restrictions set forth in numbered paragraphs 1 through 7 immediately following (collectively, the “Restrictive Covenants”), each of which is for, and shall inure to the benefit of the Benefited Persons:

1.            From and after the date hereof through and including May 24, 2020 (the “Term”): (a) no Condominium shall be created covering the Property, (b) no Condominium Conversion shall be affected or implemented, nor shall a Condominium Project be created, with regard to the units within the Property, and (c) no Condominium Plat shall be filed affecting the Property.

2.            In the event of the violation or breach of any of the Restrictive Covenants, each Benefited Person shall have the right to prosecute a proceeding at law or in equity against the party or parties who have violated or are attempting to violate any of the Restrictive Covenants, to enjoin or prevent them from doing so, to cause such violation to be remedied, including without limitation, court costs and attorney fees in enforcing the Restrictive Covenants. Without limiting the foregoing, any party or parties who breaches the Restrictive Covenants set forth in Section 1 herein above and any successor or assign of such party or parties shall, and does hereby, to the fullest extent permitted by law, indemnify, defend and hold each Benefited Person harmless from and against any and all liabilities, damages, losses, claims, causes of action, suits, demands, charges, complaints, costs and expenses (including, without limitation, attorneys’ fees and costs of litigation), which any of the Benefited Persons may suffer, incur or be obligated to perform arising out of such party or parties breach or failure to strictly comply with the Restrictive Covenants, including, without limitation, all liabilities, damages, losses, claims, causes of action, suits, demands, charges, complaints, costs and expenses arising or accruing as a result of any claims by subsequent owners of any portion of the Property (including owners of condominium units or owners of a cooperative, as the case may be) relating to (a) the development, design and construction of the Property and any defects, breaches of contract, errors, omissions, or negligence in connection therewith, or (b) any omissions, misrepresentations or misstatements in any conversion, condominium or cooperative documents, or (c) any other liabilities that Grantor could be responsible for under applicable local law as a result of a Condominium Conversion. All remedies provided herein or at law or in equity shall be cumulative and not exclusive of any other remedy at law or in equity.

3.            The Restrictive Covenants are appurtenant to and run with the Property, and shall be binding and enforceable against all parties having any right, title or interest in the Property, and their respective heirs, successors and assigns, and shall inure to the benefit of each Benefited Person.

4.            Failure on the part of any Benefited Person to complain of any act or failure to act to enforce the Restrictive Covenants irrespective of how long such failure continues shall not constitute a waiver by any of the Benefited Persons of the right to strictly enforce any violation of the Restrictive Covenants. Notwithstanding any provision hereof to the contrary, Grantor, in its sole discretion, may elect to waive, modify, amend, or terminate any or all of the Restrictive Covenants; provided, however, that, no such waiver, modification, amendment or termination shall be effective unless the same is set forth in a writing executed by Grantor and such writing is filed with the County Recorder for the county in which the Property is located.

5.            If any term, covenant, condition or provision of the Restrictive Covenants, or the application thereof to any person, entity or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of the Restrictive Covenants or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

6.            Notwithstanding anything to contrary contained herein, no expiration of the Restrictive Covenants and no earlier termination of the Restrictive Covenants shall be deemed to waive or release any party from any prior breach of the Restrictive Covenants.

7.            As used in this Deed, the following terms shall have the following meanings:

(a)        “Benefited Person” means all of the following: (i) Grantor, (ii) any constituent entity or affiliate of Grantor and any partner, member, shareholder, officer, or director of any such constituent entity or affiliate of Grantor, and (iii) any other person or entity who has been designated as a “Benefited Person”, in a writing executed and delivered after the date hereof by either Grantor (or any successor or assign of Grantor) and filed for record with the County Recorder for the county in which the Property is located.

(b)        “Condominium” means a condominium as defined under the “North Carolina Condominium Act”, Section 47C of the North Carolina General Statutes (the “Condominium Act”), or any similar statute or law which defines a condominium.

(c)        “Condominium Conversion” means the filing or recording with the applicable county clerk or county recorder, or other applicable state, municipal or local governmental entity or agency, of any document providing for the conversion of the Property to a Condominium Project.

(d)        “Condominium Plan” means a condominium plan or declaration filed in connection with the Condominium Act, or any similar statute or law which defines a condominium plan.

(e)        “Condominium Plat” means any condominium plat filed in connection with the Condominium Act, or any similar statute or law which defines a condominium plat.

(f)        “Condominium Project” means any project all or a portion of which has located thereon a Condominium or a Condominium Conversion.

8.         The Restrictive Covenants shall automatically terminate and expire and be of no further force or effect at the end of the Term. However, the Restrictive Covenants will cease to apply to any building on the Property if the building is completely destroyed by casualty or demolished. No documentation or further instrument will be required to evidence the termination of the Restrictive Covenants and all current and future owners, lenders, title insurers and others having an interest in the Property may rely simply on the expiration of the Term as conclusive evidence of termination of the Restrictive Covenants.

EXHIBIT E

Form of Bill of Sale

BILL OF SALE

THIS BILL OF SALE (this “Bill of Sale”), is made as of November     , 2012 by and between WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership (“Seller”) and [APARTMENTS BUYER:                                 ], [Assignee: a                                 ] (“Buyer”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of October 12, 2012, by and between KBS-Legacy Apartment Community REIT Venture, LLC and Seller (as the same may have been amended, modified or assigned, the “Sale Agreement”), Seller agreed to sell to Buyer, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”), known as Wesley Village Apartments, Mecklenburg County, North Carolina; initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and

WHEREAS, by deed of even date herewith, Seller conveyed the Real Property to Buyer and by assignment of even date herewith Seller assigned to Buyer Seller’s rights under certain leases relating to the Real Property, as more particularly described in such assignment (collectively, the “Leases”); and

WHEREAS, in connection with the above described conveyance Seller desires to sell, transfer and convey to Buyer certain items of tangible personal property as hereinafter described.

NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has SOLD, TRANSFERRED and CONVEYED and by these presents does hereby SELL, TRANSFER and CONVEY to Buyer, and Buyer hereby accepts all right, title and interest in and to all tangible personal property owned by Seller that is located on the Real Property and used in the ownership, operation and maintenance of the Real Property, including all items listed on Exhibit A attached hereto and all books, records and files of Seller relating to the Real Property (including any surveys, blue prints, drawings, site plans, building plans and specifications and other documentation for or in connection with or primarily related to the Real Property) or the Leases, but specifically excluding any Protected Information and any computer software that is licensed to Seller (herein collectively called the “Personal Property”).

This Bill of Sale is made without any covenant, warranty or representation by, or recourse against, Seller other than Seller’s Warranties (as defined in the Sale Agreement).

Seller’s liability under this Bill of Sale shall be limited as set forth in Section 4.3 of the Sale Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale to be effective as of the date first set forth hereinabove.

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership

By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a Delaware limited liability company, as the sole general partner thereof

	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a German limited partnership, as a member thereof

		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a German limited partnership, as the sole general partner thereof

			By:	TMW USPF-Verwaltungs-GmbH, a German corporation, as the sole general partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to that certain Power of Attorney dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to that certain Power of Attorney dated July 2, 2008

Exhibit A

Inventory of Major Personal Property

EXHIBIT F

Form of Assignment of Leases and Intangible Property

ASSIGNMENT OF LEASES AND INTANGIBLE PROPERTY

THIS ASSIGNMENT OF LEASES AND INTANGIBLE PROPERTY (this “Assignment”), is made as of November     , 2012 by and between WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership (“Assignor”) and [APARTMENTS BUYER:                                 ], [Assignee: a                                 ] (“Assignee”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of October 12, 2012, by and between Assignor and KBS-Legacy Apartment Community REIT Venture, LLC (as the same may have been amended, modified or assigned, the “Sale Agreement”), Assignor agreed to sell to Assignee, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”), known as Wesley Village Apartments, Mecklenburg County, North Carolina. Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and

WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain leases and rights to certain intangible property and that Assignor and Assignee shall enter into this Assignment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.         Assignment of Leases. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s right, title and interest in, to and under the space leases (“Leases”) with the tenants of the Real Property identified in Exhibit A attached hereto. Assignee hereby accepts the foregoing assignment of the Leases and assumes the obligations with respect thereto accruing from and after the date hereof.

2.         Assignment of Intangible Property. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s right, title and interest in, to and under the following, if and only to the extent the same may be assigned or quitclaimed by Assignor without expense to Assignor:

(a)	the contracts, equipment leases, and other agreements relating to the Real Property that are described in Exhibit B attached hereto; and

(b)	any licenses, permits and other written authorizations in effect as of the date hereof with respect to the Real Property; and

(c)	any guaranties and warranties in effect as of the date hereof with respect to any portion of the Real Property or the personal property conveyed to Assignee by Assignor concurrently herewith; and

(d)

any rights of Assignor to the name “Wesley Village Apartments” (it being acknowledged by Assignee that Assignor may have no rights to use such name and Assignor has not registered the same in any manner) and any rights of Assignor to any intellectual property rights in the software and content (including without limitation the text, graphics, artwork photographs, floor plans and virtual tours but expressly excluding any content identifying the Seller, its property manager or its affiliates and logos associated therewith) of the website currently located at www. wesleyvillageapts.com (it being acknowledged by Assignee that Assignor may have no rights to such intellectual property rights).

Assignee hereby accepts the foregoing assignment of the interests described in this Section 1 (collectively, the “Intangible Property”) and assumes the obligations with respect thereto as and to the extent provided in the Sale Agreement.

3.         Reservation of Benefits. Notwithstanding anything to the contrary in this Assignment, to the extent that Assignor continues to have liability after the date hereof with respect to the Property, Assignor reserves and retains such benefits under the Leases and the Intangible Property as are necessary or desirable for Assignor to defend or protect itself with respect to or to assert any rights relating (such as indemnification provisions, representations or other covenants with respect to Assignor’s period of ownership) to the extent that the same relate to any matter for which Assignor may continue to have liability from and after the date hereof; provided, however, said benefits reserved and retained by Assignor pursuant to this Section shall exist jointly with Assignee’s benefits under the Leases and Intangible Property, and such benefits may be enforceable by each of Assignor and Assignee to the extent of their respective liability or damages for any matters relating thereto. Assignee and Assignor agree hereby agree to cooperate with the reasonable requests of the other party in enforcing their respective benefits under the Leases and the Intangible Property to the extent such benefits are reserved by Assignor pursuant to the terms of this Section.

4.         Limitation on Liability. Assignor’s liability under this Assignment shall be limited as set forth in Section 4.3 of the Sale Agreement.

5.         Miscellaneous. This Assignment and the obligations of the parties hereunder shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of North Carolina applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

6.         Severability. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

7.         Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

8.           Attorney’s Fees.   In the event of any controversy, claim or dispute between the parties hereto to enforce or interpret any of the provisions of this Assignment or any right of either party hereto, which controversy, claim or dispute proceeds to litigation filed by one party against the other, the non-prevailing party to such litigation agrees to pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees and costs, court or dispute resolution costs, arbitrator’s, mediator’s, consultant’s and expert witness’ fees and costs incurred by the prevailing party, including, without limitation, fees incurred during trial or resolution of any action or dispute and any fees incurred as a result of an appeal from a judgment entered in any such matter. A prevailing party shall include without limitation (a) a party who dismisses an action in exchange for sums due, or (b) the party determined to be the prevailing party by a court of law.

IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date first set forth hereinabove.

ASSIGNOR:

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware
limited partnership

By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a
Delaware limited liability company, as the sole general
partner thereof

	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership, as a member thereof

		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a
German limited partnership, as the sole general
partner thereof

			By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

ASSIGNEE:

[APARTMENTS BUYER: ],
[Assignee: a ]

By:
Name:
Title:

EXHIBIT A

List of Leases

EXHIBIT B

List of Contracts

(service, supply, maintenance, utility and commission agreements,

and all equipment leases, and guaranties and warranties, if any)

EXHIBIT G

Form of Notice to Tenants

NOTICE OF SALE

(To Tenants, Regarding Assignment of Leases)

TO:	All Tenants of Wesley Village Apartments 2715 Wet Stone Way Charlotte, North Carolina	November , 2012

RE:	Notice of Change of Ownership of Wesley Village Apartments, Mecklenburg County, North Carolina

To Whom It May Concern:

You are hereby notified as follows:

1.	That as of the date hereof, WESLEY VILLAGE DEVELOPMENT, LP has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property (the “Property”) to [Apartments Buyer: ], [Assignee: a ] (the “New Owner”).

2.	Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address, or at such other address as New Owner advises you:

[Apartments Buyer: ]

3.	If there is a security deposit with respect to your lease, it has been transferred to the New Owner, and the New Owner shall be responsible for holding your security deposit in accordance with the terms of your lease and applicable laws.

4.	We expect that New Owner or its property management agent will contact you shortly with respect to other information regarding New Owner, the Property and your lease.

Sincerely,

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware
limited partnership

By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a
Delaware limited liability company, as the sole general
partner thereof

	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership, as a member thereof

		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a
German limited partnership, as the sole general
partner thereof

			By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

[APARTMENTS BUYER: ],
[Assignee: a ]

By:
Name:
Title:

EXHIBIT H

Form of Seller’s FIRPTA Affidavit

FIRPTA AFFIDAVIT

Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform [Apartments Buyer:                                                  ], [Assignee: a                                                  ] and [Outparcel Buyer:                                                  ], [Assignee: a                                                  ] (collectively, the “Transferee”) that withholding of tax is not required upon the disposition of a United States real property interest by WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership (the “Seller”), the undersigned hereby certifies the following on behalf of Seller:

1.	Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and

2.	Seller is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Internal Revenue Code.

3.	Seller’s U.S. employer taxpayer identification number is 26-2938801; and

4.	Seller’s office address is c/o Prudential Real Estate Investors, 3348 Peachtree Road, Suite 1100, Atlanta, Georgia 30326.

Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

The undersigned declares that the undersigned has examined this certification and to the best of the undersigned’s knowledge and belief it is true, correct and complete, and the undersigned further declares that such party has authority to sign this document on behalf of Seller.

Certified, sworn to and subscribed
before me this day of	WESLEY VILLAGE DEVELOPMENT, LP, a Delaware
, 2012.	limited partnership

	By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a
Notary Public		Delaware limited liability company, as the sole general
partner thereof
My Commission Expires:
		By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership, as a member thereof

(NOTARIAL SEAL)			By:	USPF IV-Verwaltungs-GmbH & Co. KG, a
German limited partnership, as the sole general
partner thereof

				By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

EXHIBIT I

Form of Certificate Regarding Seller’s Authority

CERTIFICATE REGARDING SELLER’S AUTHORITY

The undersigned are the sole members of WESLEY VILLAGE DEVELOPMENT GP, LLC, a Delaware limited liability company (the “LLC”), which is the sole general partner of WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership (the “Partnership”), and do hereby certify to [APARTMENTS BUYER:                                                  ], [Assignee: a                                                  ] and [OUTPARCEL BUYER:                                                  ], [Assignee: a                                                  ], as follows:

1.           The Partnership is in good standing under the laws of such state and under the laws of any other state in which it is required to qualify to do business. The LLC is in good standing under the laws of such state and under the laws of any other state in which it is required to qualify to do business.

2.           No suit or proceeding for the dissolution, annulment or liquidation of the Partnership has been instituted or is now threatened. No suit or proceeding for the dissolution, annulment or liquidation of the LLC has been instituted or is now threatened.

3.           The Partnership and LLC have each approved the execution and delivery of all documents to be executed and delivered by the Partnership in connection with the $45,750,000.00 sale (the “Transaction”) of certain property located in Mecklenburg County, North Carolina from Wesley Village Development, LP to [Apartments Buyer:                                                  ], [Assignee: a                                                  ] and [Outparcel Buyer:                                                  ], [Assignee: a                                                  ] (collectively, “Buyer”). U.S. PROPERTY FUND IV GMBH & CO. KG, a German limited partnership, is duly authorized by the partners of the Partnership and the members of the LLC, and pursuant to the provisions of the Partnership Agreement of the Partnership and the Operating Agreement of the LLC, and such member, acting alone, is duly authorized to convey all real and personal property necessary to consummate the Transaction, and to execute any and all instruments necessary to consummate the Transaction, including but not limited to deeds, assignments, agreements, bills of sale, affidavits, certificates, closing statements, and any and all other instruments, all upon such terms as said partner deems advantageous to the Partnership.

IN WITNESS WHEREOF, the undersigned have hereunto signed and sealed this Certificate as of November     , 2012.

U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership

By:	USPF IV-VERWALTUNGS-GMBH & CO. KG, a German limited partnership, as the sole general partner thereof

	By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

WP WESLEY VILLAGE, L.L.C., a Delaware
limited liability company

By:	WP EAST DEVELOPMENT ENTERPRISES,
L.L.C., a Delaware limited liability company, as
the sole general partner thereof

By:
Name: Carter H. Siegel
Title: Vice President

EXHIBIT J-1

Form of Seller’s Title Affidavit

TITLE AFFIDAVIT

Title Order No. 12AVL43920

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership (“Owner”) is this day conveying to [Apartments Buyer:                                     ], [Assignee: a                                     ] and [Outparcel Buyer:                                     ], [Assignee: a             ] (collectively, the “Buyer”), by Special Warranty Deed (the “Deed”), pursuant to that certain Purchase and Sale Agreement dated as of October 12, 2012 by and between KBS-Legacy Apartment Community REIT Venture, LLC and Owner (as the same may have been amended, modified or assigned, the “Sale Agreement”), certain real estate (the “Property”) commonly known as Wesley Village Apartments, located in Mecklenburg County, North Carolina, and more particularly described in a title report (and/or commitment for an owner’s policy of title insurance, and/or pro forma policy of title insurance) for the Property issued by FIDELITY NATIONAL TITLE INSURANCE COMPANY (the “Title Company”) as No. 12AVL43920 (the “Title Report”).

In connection therewith, Owner hereby represents and warrants as follows to and for the benefit of the Title Company as follows:

1.        Representatives of Owner have reviewed the Title Report.

2.        To the knowledge of Owner, there are no unrecorded leases or occupancy agreements affecting the Property, or other parties in possession of the Property, except for leases with the tenants shown in Exhibit A attached hereto.

3.        To the knowledge of Owner, there are no unrecorded claims against the Property, nor any set of facts by reason of which Owner’s title to the Property might be disputed or questioned except for (a) the leases with the tenants shown in Exhibit A, (b) matters shown on the Title Report, (c) matters as disclosed on the survey previously delivered to the Title Company, and (d) current taxes not delinquent. To the knowledge of Owner, and except as aforesaid, Owner has been in peaceable and undisputed possession of the Property since title was acquired.

4.        Except as set forth in Exhibit B attached hereto:

(a)	within the last six (6) months, Owner has not (i) made, ordered or contracted for any construction, repairs, alterations or improvements to be made on or to the Property which have not been paid for in full, (ii) ordered materials for any such construction, repairs, alterations or improvements which have not been paid for in full, or (iii) attached any fixtures to the Property which have not been paid for in full; and

(b)	there are no outstanding or disputed claims for any work or item referred to in subparagraph (a).

5.         To the knowledge of Owner, Owner has not received written notice of any violation of any covenants, conditions or restrictions of record affecting the Property and there are no disputes with any adjoining property owners as to the location of property lines, or the encroachment of any improvements.

All references herein to the “knowledge” of Owner or words of similar import shall refer only to the actual knowledge of James L. Street, an officer of Prudential Investment Management, Inc. responsible for the Transaction, Carter Siegel, an officer of the manager of a member of WP Wesley Village, LLC, a Delaware limited liability company and one of the two members of the sole general partner of the Seller, and Gregory M. Killeen, the asset manager employed by Prudential Investment Management, Inc. with primary responsibility for the Property, and shall not be construed to refer to the knowledge of any other officer, director, shareholder, employee, agent or representative of Owner, any direct or indirect owner of any beneficial interest in Owner, or any affiliate of any of the foregoing, or to impose or have imposed upon such individuals any duty to investigate the matters to which such knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the aforementioned individuals arising out of any representations or warranties made herein.

This affidavit is made for the purpose of aiding the Title Company in determining the insurability of title to the Property, and to induce the Title Company to issue its policy of title insurance, and for no other purpose. This affidavit may be relied upon by the Title Company but may not be relied upon by any other person or entity.

Certified, sworn to and subscribed
before me this day of	WESLEY VILLAGE DEVELOPMENT, LP, a Delaware
, 2012.	limited partnership

	By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a
Notary Public		Delaware limited liability company, as the sole general
partner thereof
My Commission Expires:
		By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership, as a member thereof

(NOTARIAL SEAL)			By:	USPF IV-Verwaltungs-GmbH & Co. KG, a
German limited partnership, as the sole general
partner thereof

				By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

EXHIBIT A

LIST OF TENANTS

EXHIBIT B

OTHER EXCEPTIONS

1.	Real Estate Ad Valorem Taxes for the year 2012 and subsequent years, not yet due and payable.

2.	All covenants, conditions, restrictions and other matters of record recorded or filed in the applicable records of Mecklenburg County, North Carolina with respect to the real property conveyed hereby.

3.	Rights of tenants (and subtenants) and/or lessees (and sublessees) in possession under any recorded or unrecorded leases or rental agreements, as listed in Exhibit A.

EXHIBIT J-2

Form of Seller’s Gap Indemnity

GAP INDEMNITY

Title Order No. 12AVL43920

Dated: as of November     , 2012

WHEREAS, FIDELITY NATIONAL TITLE INSURANCE COMPANY (the “Title Company”) has been asked to issue its owner’s policy(ies) of title insurance in the aggregate amount of $45,750,000.00 in favor of [Apartments Buyer:                                 ], [Assignee: a                                 ], and [Outparcel Buyer:                                 ], [Assignee: a                                 ] (collectively, “Buyer”) covering real property (the “Real Property”) being acquired from WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership (“Seller”), which Real Property is commonly known as Wesley Village Apartments, located in Mecklenburg County, North Carolina, and is more particularly described in a title report (and/or commitment for an owner’s policy of title insurance, and/or pro forma policy of title insurance) for the Real Property issued by the Title Company as No. 12AVL43920 (the “Title Report”), which conveyance is being made pursuant to that certain Purchase and Sale Agreement dated as of October 12, 2012 by and between KBS-Legacy Apartment Community REIT Venture, LLC and Owner (as the same may have been amended, modified or assigned, the “Sale Agreement”);

AND WHEREAS, the Title Company is unwilling to give title insurance coverage to Buyer with respect to the Real Property until the instruments under which Buyer acquires title are filed for record in the appropriate registry;

AND WHEREAS, the parties to the transaction have requested that the Title Company disburse amounts to Seller that the Title Company holds in escrow prior to such time as the deed for the Real Property is recorded with in the applicable records of Mecklenburg County, North Carolina;

NOW, THEREFORE, it is agreed that in consideration of the Title Company issuing its title insurance policy to Buyer effective as of the date closing occurs without making exception therein to matters which may arise between the last effective date of the title insurance commitment issued by the Title Company in connection with Buyer’s title insurance (the “Effective Date”) and the date the documents creating the interest being insured have been filed for record and which matters may constitute an encumbrance on or affect said title, Seller agrees to promptly defend, remove, bond or otherwise dispose of any encumbrance, lien or objectionable matter to title caused by the acts of Seller, its agents or representatives which may arise or to be filed, as the case may be, against the Real Property during the period of time between the Effective Date and the date of recording of all closing instruments, and to hold harmless, and indemnify the Title Company against all expenses, costs, and reasonable attorneys’ fees, which may arise out of Seller’s failure to so remove, bond or otherwise dispose of any said liens, encumbrances or objectionable matters caused by the acts of Seller, its agents or representatives; provided, however, the Title Company shall use good faith and diligent efforts to cause all documents to be recorded as soon as possible but, in any event, no later than three (3) business days after the date hereof and Seller shall have no obligations or liability hereunder with respect to any objections to title which may arise or be filed after such three (3) business day period nor shall Seller have any obligations or liability hereunder with respect to any objections to title which may arise or be filed as a result of the acts or by permission of Buyer, its agents or representatives.

This indemnity is given to induce the Title Company to issue its policy of title insurance, and for no other purpose. This indemnity may be relied upon by the Title Company but may not be relied upon, and is not enforceable by, by any other person or entity.

IN WITNESS WHEREOF, Seller has executed this Gap Indemnity as of the date and year first above written.

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware
limited partnership

By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a
Delaware limited liability company, as the sole general
partner thereof

	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership, as a member thereof

		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a
German limited partnership, as the sole general
partner thereof

			By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

EXHIBIT K

Form of Closing Statement Agreement

CLOSING STATEMENT AGREEMENT

SELLER:	Wesley Village Development, LP

BUYER:	[Apartments Buyer: ] and [Outparcel Buyer: ]

TRANSACTION:	$45,750,000.00 Purchase and Sale

PROPERTY:	Wesley Village Apartments, located in Mecklenburg County, North Carolina

DATE CLOSED:	November , 2012

CLOSING AGENT:

Fidelity National Title Insurance Company

National Commercial Services – Atlanta

200 Galleria Pkwy SE, Suite 2060

Atlanta, GA 30339

Attn:     Leslie M. Flowers

Telephone:         678.718.1422

Email:    leslie.flowers@fntg.com

FILE NO:	12AVL43920

PURCHASE PRICE:	$45,750,000.00

A. ADJUSTMENTS INCREASING PURCHASE PRICE:

1.	Buyer’s share of taxes paid by Seller, as set forth in Exhibit A attached hereto	$

2.	Utility Deposits held by utility companies and transferred to Buyer by Seller, as set forth in Exhibit A attached hereto	$

3.	Buyer’s Share of prepaid service contracts paid by Seller, as set forth in Exhibit A attached hereto	$

4.		$

TOTAL ADJUSTMENTS INCREASING PURCHASE PRICE			$

B. ADJUSTMENTS DECREASING PURCHASE PRICE:

1.	Seller’s share of taxes to be paid by Buyer, as set forth in Exhibit A attached hereto	($ )

2.

Escrow for Seller’s share of utilities to be

paid by Buyer (utilities to be prorated by

reading of utility meters as of Closing;

utility meters to be read as of

November     , 2012), as set forth in

Exhibit A attached hereto

($ )

3.

Credit for Cash Security Deposits held and

retained by Seller on Space Leases, as set

forth in Exhibit A attached hereto; all

such funds to be retained by Seller for its

own account, and Buyer to fund its own

security deposit accounts

($ )

4.	Advance Rent Proration (Buyer’s share of advance rent collected and retained by Seller), as set forth in Exhibit A attached hereto	($ )

5.	Current Rent Proration (Buyer’s share of current rent collected and retained by Seller), as set forth in Exhibit A attached hereto	($ )

6.	Credit for Seller’s prorata share of Service Contract Payments to be paid by Buyer, as set forth in Exhibit A attached hereto	($ )

7.	Credit for Vacant Units not made ready to rent (if applicable)	($ )

TOTAL ADJUSTMENTS DECREASING PURCHASE PRICE	$

ADJUSTED PURCHASE PRICE:	$

CALCULATION OF AMOUNT DUE SELLER:

ADJUSTED PURCHASE PRICE:	$

LESS DISBURSEMENTS ON BEHALF OF SELLER:

1.	To Engler Financial Group, LLC for Real Estate Commission to be paid by wire transfer pursuant to instructions as set forth in Exhibit B attached hereto	$

2.	To for Transfer Tax	$91,500.00

3.	To Regions Bank for payoff of existing loan (payoff as of November , 2012; per diem equal to $ per day), to be paid by wire transfer pursuant to instructions as set forth in Exhibit B attached hereto	$

4.	To Alston & Bird LLP for legal fees and expenses to be paid by wire transfer pursuant to instructions as set forth in Exhibit B attached hereto	$

5.	To for	$

TOTAL SELLER’S DISBURSEMENTS	($ )

BALANCE CASH DUE SELLER AT CLOSING	$

CALCULATION OF AMOUNTS DUE FROM BUYER:

ADJUSTED PURCHASE PRICE:	$

PLUS DISBURSEMENTS ON BEHALF OF BUYER:

1.	To for Recording Costs	$

2.	To Fidelity National Title Insurance Company for Title Insurance Premium and Expenses	$

3.	To MKAssociates, Inc. for Survey Costs	$

4.	To Fidelity National Title Insurance Company for Escrow Charges	$

5.	To for engineering report	$

6.	To for environmental report	$

7.	To for	$

TOTAL BUYER’S DISBURSEMENTS under this Closing Statement (Other Disbursements of Buyer are set forth on Loan Closing Statement in connection herewith, or separate Closing Statement with Closing Agent)	$

TOTAL CASH DUE FROM BUYER AT CLOSING (ADJUSTED PURCHASE PRICE PLUS TOTAL BUYER’S DISBURSEMENTS)	$

LESS EARNEST MONEY DEPOSITED WITH CLOSING AGENT	($1,250,000.00)

BALANCE CASH DUE FROM BUYER AT CLOSING (CERTIFIED FUNDS)	$

AMOUNT DEPOSITED BY BUYER AT CLOSING	$

EXCESS OF AMOUNT DEPOSITED BY BUYER AT CLOSING OVER BALANCE CASH DUE (to be returned to Buyer by wire transfer pursuant to separate instructions from Buyer)	$

SPECIAL STIPULATIONS:

The parties hereto hereby agree that the following stipulations shall survive the closing hereof and shall not be merged by the delivery of the Deed:

1.	Possession of the property is granted Buyer immediately upon closing of this purchase and sale.

2.	Seller directs Closing Agent to disburse the Balance Cash Due Seller by wire transfer as follows:

Bank:
Bank Address:

Bank ABA No.:
Account Name:
Account No.:
Special Instructions (if any):

3.

All of the terms of that certain Purchase and Sale Agreement dated as of October 12, 2012 by and between KBS-Legacy Apartment Community REIT Venture, LLC and Seller (as the same may have been amended, modified or assigned, the “Sale Agreement”) are hereby satisfied and merged into the deed, this Closing Statement

Agreement and the other conveyance documents delivered in connection herewith, and shall not survive the Closing of this purchase and sale, except as and to the extent otherwise expressly set forth in the Sale Agreement.

4.	The undersigned Broker(s) hereby acknowledges payment in full of all brokerage commissions and fees due and payable in connection with the purchase and sale of the Property.

5.	The parties agree to reprorate any of the Closing Statement Agreement adjustments which ultimately are determined to be in error because of a miscalculation or mutual mistake of fact.

6.	Buyer hereby acknowledges receipt of all items required by the Sale Agreement to be delivered to Buyer at or prior to Closing.

7.

Buyer has received and reviewed at the Property (or in the office of the property manager for the Property) a schedule of the delinquencies with respect to the Property, which shall be collected and prorated in accordance with the Sale Agreement.

8.

Buyer hereby reaffirms as of the date hereof the representations and warranties of Buyer set forth in Section 7.1 of the Sale Agreement, and Buyer confirms that all of the aforesaid representations and warranties are true, correct and complete on the date hereof without exception.

9.

Seller hereby reaffirms as of the date hereof the representations and warranties of Seller set forth in Section 7.2 of the Sale Agreement, and Seller confirms that all of the aforesaid representations and warranties are true, correct and complete on the date hereof without exception, except as set forth in the documents delivered by Seller to Buyer of even date, and subject to all of the provisions of Article 9 of the Sale Agreement. With respect thereto, attached hereto as Exhibit C are the following items, which constitute exceptions or updates to the representations and warranties of Seller: (a) a Rent Roll current as of the date set forth thereon, and (b) a delinquency report current as of the date set forth thereon.

The undersigned Seller and Buyer (and any undersigned Broker), having read the foregoing Closing Statement Agreement and having checked, reviewed and approved each of the foregoing credit and disbursement amounts and other provisions, do hereby acknowledge and approve each of the credits and disbursements above set forth and do hereby authorize and direct Closing agent to disburse funds in accordance herewith.

CLOSING AGENT:

FIDELITY NATIONAL TITLE INSURANCE
COMPANY

By:
Name:
Title:

SELLER:

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware
limited partnership

By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a
Delaware limited liability company, as the sole general
partner thereof

	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership, as a member thereof

		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a
German limited partnership, as the sole general
partner thereof

			By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

BUYER:

[APARTMENTS BUYER: ],
[Assignee: a ]

By:
Name:
Title:

[OUTPARCEL BUYER: ],
[Assignee: a ]

By:
Name:
Title:

BROKER:

ENGLER FINANCIAL GROUP, LLC

By:
Name:
Title:

EXHIBIT A

SCHEDULE OF PRORATIONS AND CREDITS

(attach final PREI Closing Proration and Credit Spreadsheet)

EXHIBIT B

OTHER WIRE INSTRUCTIONS

Engler Financial Group, LLC wire transfer instructions:

Bank:
Address:

Account Name:
Account No.:
ABA Routing No.:
Reference:

Alston & Bird wire transfer instructions:

WELLS FARGO BANK
171 17th Street, 7th floor
Atlanta, Georgia 30363

Wire Routing:	121 000 248 WIRES
ACH Routing:	061 000 227 ACH
Swift Code:	WFBIUS6S
Account Number:	20000 1695 2111
Account Name:	Alston & Bird LLP Funding Account
Reference:	604042/422070

EXHIBIT C

RENT ROLL and DELINQUENCY REPORT

EXHIBIT L-1

Form of Seller’s ERISA Certificate

SELLER’S ERISA REPRESENTATION (NO PLAN ASSETS)

November       , 2012

[Apartments Buyer:                                                  ] and

[Outparcel Buyer:                                              ]

620 Newport Center Drive, Suite 1300

Newport Beach, CA 92660

RE:	Sale of Wesley Village Apartments, 2715 Wet Stone Way, Charlotte, Mecklenburg County, North Carolina (the “Property”)

Ladies and Gentlemen:

In connection with the above referenced Sale and in order to satisfy compliance with the Employee Retirement Income Security Act of 1974, as amended, Wesley Village Development, LP (“Seller”) represents and warrants to [Apartments Buyer:                                                  ] and [Outparcel Buyer:                                                  ] (“Buyer”) that:

(a)       Seller’s rights in and to the Property do not constitute “plan assets” within the meaning of 29 C.F. R. Section 2510.3-101, because one or more of the following circumstances are true:

(i)	Equity interests in Seller are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

(ii)	Less than 25 percent of all equity interest in Seller are held by “benefit plan investors” within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

(iii)	Seller qualifies as an “operating company”, “venture capital operating company” or a “real estate operating company” within the meaning of 29 C.F.R. Section 2510.3-101(c), (d) or (e).

(b)        Seller is not a “governmental plan” within the meaning of Section 3(32) of the Employee Retirement Income Security Act of 1974 and the execution of the Agreement and the sale of the Property by Seller is not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware
limited partnership

By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a
Delaware limited liability company, as the sole general
partner thereof

	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a
German limited partnership, as a member thereof

		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a
German limited partnership, as the sole general
partner thereof

			By:	TMW USPF-Verwaltungs-GmbH, a
German corporation, as the sole general
partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

By:
Name:
Title: Attorney in Fact pursuant to
that certain Power of Attorney
dated July 2, 2008

EXHIBIT L-2

Form of Buyer’s ERISA Certificate

BUYER’S ERISA CERTIFICATE (No Pension Plan)

November     , 2012

Wesley Village Development, LP (“Seller”)

c/o Prudential Real Estate Investors

3348 Peachtree Road, Suite 1100

Atlanta, Georgia 30326

RE:	Sale of Wesley Village Apartments, 2715 Wet Stone Way, Charlotte, Mecklenburg County, North Carolina (the “Property”)

Ladies and Gentlemen:

In connection with the above referenced Sale and in order to satisfy compliance with The Employee Retirement Income Security Act of 1974, as amended, the undersigned (hereinafter referred to as “Buyer”) represents and warrants to Seller and The Prudential Insurance Company of America (“Prudential”), as follows:

(a)         Buyer’s rights under this Agreement do not, and upon its acquisition by Buyer the Property shall not, constitute “plan assets” within the meaning of 29 C.F. R. Section 2510.3-101, because one or more of the following circumstances are true:

(i)	Equity interests in Buyer are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

(ii)	Less than 25 percent of all equity interest in Buyer are held by “benefit plan investors” within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

(iii)	Buyer qualifies as an “operating company”, “venture capital operating company” or a “real estate operating company” within the meaning of 29 C.F.R. Section 2510.3-101(c), (d) or (e).

(b)         Buyer is not a “governmental plan” within the meaning of Section 3(32) of the Employee Retirement Income Security Act of 1974 and the execution of this Agreement and the purchase of the Property by Buyer is not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

[APARTMENTS BUYER: ],
[Assignee: a ]

By:
Name:
Title:

[OUTPARCEL BUYER: ],
[Assignee: a ]

By:
Name:
Title:

EXHIBIT M

Form of Buyer’s Certificate of Ownership

BUYER’S CERTIFICATE OF OWNERSHIP

November     , 2012

Wesley Village Development, LP (“Seller”)

c/o Prudential Real Estate Investors

3348 Peachtree Road, Suite 1100

Atlanta, Georgia 30326

RE:	Sale of Wesley Village Apartments, 2715 Wet Stone Way, Charlotte, Mecklenburg County, North Carolina (the “Property”); Purchase and Sale Agreement dated as of October 12, 2012 by and between KBS-Legacy Apartment Community REIT Venture, LLC, a Delaware limited liability company (“Contract Buyer”) and Seller (as the same may have been amended, modified or assigned, the “Sale Agreement”), as assigned by Contract Buyer to [Apartments Buyer: ], [Assignee: a ] and [Outparcel Buyer: ], [Assignee: a ] (collectively, “Assignee”; Contract Buyer and Assignee are herein referred to collectively as “Buyer”)

Ladies and Gentlemen:

In connection with the above referenced Sale and in order for Seller to verify that the representations and warranties made in Section 7.1.3 of the Sale Agreement are true, accurate and complete and to provide to Seller the information required by Section 8.7, Buyer represents and warrants to Seller as follows:

1.	Contract Buyer is a Delaware limited liability company, having an address at 620 Newport Center Drive, Suite 1300, Newport Beach, CA 92660, and a Taxpayer Identification Number of [Insert Purchaser’s Tax ID No.: ]. The following parties comprise all of the persons or entities that directly or indirectly own more than a 25% interest in Contract Buyer (the “Contract Buyer Owners”):

(a)        Those parties listed in Exhibit A attached hereto and made a part hereof, if any.

2.	Assignee is [Assignee: a ], having an address at 620 Newport Center Drive, Suite 1300, Newport Beach, CA 92660, and the Taxpayer Identification Number of Assignee is [Insert Assignee’s Tax ID No.: ], and the following parties comprise all of the persons or entities that directly or indirectly own more than a 25% interest in Assignee (the “Assignee Owners”):

(a)        Those parties listed in Paragraph 1 above, if any; and

(b)        Those parties listed in Exhibit A attached hereto and made a part hereof, if any.

3.	Buyer reaffirms the representations and warranties set forth in Section 7.1.3 of the Sale Agreement, and confirms and republishes the same, and the representations and warranties set forth in Section 7.1.3 of the Sale Agreement are true, correct and complete as applied to both Contract Buyer and Assignee.

IN WITNESS WHEREOF the undersigned has executed and delivered this certificate as of the date first written above.

KBS-LEGACY APARTMENT COMMUNITY REIT VENTURE, LLC, a Delaware limited liability company

By:	LEGACY PARTNERS RESIDENTIAL REALTY, LLC,
a Delaware limited liability company, its managing
member

By:
Name:
Title:

[APARTMENTS BUYER: ],
[Assignee: a ]

By:
Name:
Title:

[OUTPARCEL BUYER: ],
[Assignee: a ]

By:
Name:
Title:

EXHIBIT A

Other Owners

Not Applicable

EXHIBIT N

LIST OF TENANTS

(See Rent Roll Attached Hereto)

EXHIBIT O

NOTICES REGARDING LITIGATION, CONTRACT DEFAULTS and GOVERNMENTAL VIOLATIONS (if any)

None, other than there is one resident who has requested payment for damage to her car from the entry gate. For further information, contact Seller’s Property Manager.

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
Current/Notice/Vacant Residents

01-101	wv_b2m41	1,261.00	wv638031	Orson Penny	1,455.00	reimbtra	20.00	0.00	0.00	5/13/2011	5/12/2013		-7.43

						rent	1,190.00
						Total	1,210.00

01-102	wv_b2m41	1,261.00	t0001456	Kendi Walton	1,495.00	rent	1,495.00	0.00	0.00	12/31/2011	12/30/2012		0.00

						valettra	20.00

						rconcnew	-111.00
						Total	1,404.00

01-103	wv_b3	1,119.00	t0004672	Dominika Washington	1,330.00	rent	1,266.00	0.00	0.00	8/17/2012	10/16/2013		-1,291.00

						valettra	25.00
						Total	1,291.00

01-104	wv_b3	1,119.00	wv580577	Michael Corso	1,370.00	rent	1,145.00	0.00	0.00	7/28/2010	10/27/2013		0.00

						reimbtra	20.00
						Total	1,165.00

01-105	wv_b3	1,119.00	wv584516	Eiesha Williamson	1,320.00	reimbtra	20.00	0.00	0.00	7/15/2010	10/14/2013		0.00

						rent	1,189.00
						Total	1,209.00

01-106	wv_b3	1,119.00	t0004711	Wylie McNeil Doyle	1,370.00	rent	1,321.00	0.00	0.00	8/24/2010	10/23/2013		0.00

						valettra	25.00
						Total	1,346.00

01-107	wv_s1	566.00	wv655567	Kristina Sergueeva	945.00	rent	828.00	0.00	0.00	6/15/2011	6/14/2013		-0.44

						reimbtra	20.00
						Total	848.00

01-108	wv_s1	566.00	wv580545	Gerald Jones	985.00	rent	826.00	0.00	0.00	8/14/2010	11/13/2013		0.86

						reimbtra	20.00
						Total	846.00

01-109	wv_a1	735.00	t0005141	James Roussos	1,060.00	rent	927.00	0.00	0.00	10/3/2012	10/2/2013		70.00

						valettra	25.00
						Total	952.00

01-110	wv_a1	735.00	wv657150	Jenelle Williams	1,100.00	rent	896.00	0.00	0.00	8/1/2011	9/1/2013		0.00

						reimbtra	20.00
						Total	916.00

01-111	wv_a1	735.00	wv655257	David Festin	1,060.00	rent	890.00	0.00	0.00	8/6/2011	9/5/2013		0.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

						reimbtra	20.00
						Total	910.00

01-201	wv_b2m41	1,261.00	t0003203	Collin Francis	1,435.00	rent	1,328.00	500.00	0.00	6/25/2012	6/24/2013		0.47

						valettra	20.00
						Total	1,348.00

01-202	wv_b2m41	1,261.00	wv644299	Jennifer Christie	1,475.00	reimbtra	20.00	0.00	0.00	6/25/2011	6/24/2013		0.00

						rent	1,195.00
						Total	1,215.00

01-203	wv_b3m1	1,130.00	wv666963	Jay Toothman	1,347.00	reimbtra	20.00	500.00	0.00	7/27/2011	9/1/2013		0.00

						rent	1,300.00
						Total	1,320.00

01-204	wv_b3m1	1,130.00	wv638655	Megan Bentley	1,387.00	rent	20.00	0.00	0.00	4/14/2011	4/13/2013		-8.09

						reimbtra	1,195.00
						Total	1,215.00

01-205	wv_b3m1	1,130.00	wv669429	Laura Becker	1,347.00	rent	1,318.00	0.00	0.00	9/23/2011	8/1/2013		0.00

						reimbtra	20.00
						Total	1,338.00

01-206	wv_b3m1	1,130.00	t0003390	Alicia Blanton	1,387.00	rent	1,245.00	0.00	0.00	6/2/2012	6/1/2013		-3.96

						valettra	20.00
						Total	1,265.00

01-207	wv_s1	566.00	VACANT	VACANT	925.00		0.00	0.00	0.00				0.00
						Total	0.00

01-208	wv_s1	566.00	t0003178	Diego Gonzales	965.00	rent	926.00	0.00	0.00	6/3/2012	12/2/2012	12/2/2012	0.01

						valettra	20.00
						Total	946.00

01-209	wv_a1m1	747.00	t0004837	Nate Chandler	1,095.00	rent	1,070.00	0.00	0.00	9/11/2012	2/10/2013		0.00

						valettra	25.00
						Total	1,095.00

01-210	wv_a1m1	747.00	t0002192	Jennifer Handley	1,085.00	rent	1,056.00	0.00	0.00	5/5/2012	11/4/2012	11/4/2012	0.00

						valettra	20.00
						Total	1,076.00

01-211	wv_a1	735.00	t0004546	Armando Izquierdo-Ruiz	1,050.00	rent	1,046.00	0.00	0.00	8/7/2012	8/6/2013		0.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

						valettra	20.00
						Total	1,066.00

01-212	wv_a1m3	833.00	t0002990	Nicolette Samuels	1,435.00	rent	906.00	0.00	0.00	5/26/2012	5/28/2013		0.00

						valettra	20.00
						Total	926.00

01-301	wv_b2m41	1,261.00	wv616889	Sarah Hollis	1,445.00	reimbtra	20.00	0.00	0.00	12/31/2010	10/30/2012		3.55

						rent	1,445.00

						rconcnew	-225.00
						Total	1,240.00

01-302	wv_b2m41	1,261.00	wv564971	Dan Morel	1,485.00	rent	1,216.00	0.00	0.00	5/13/2010	5/12/2013		0.00

						reimbtra	20.00
						Total	1,236.00

01-303	wv_b3m1l	1,280.00	wv675611	Obafunke Abimbola	1,520.00	reimbtra	20.00	0.00	0.00	9/27/2011	10/26/2012	10/26/2012	1,352.94

						rconcnew	-76.00

						rent	1,520.00
						Total	1,464.00

01-304	wv_b3m1l	1,280.00	wv571388	Tyler Greenwood	1,560.00	rent	1,240.00	0.00	0.00	7/6/2010	7/5/2013		0.00

						reimbtra	20.00
						Total	1,260.00

01-305	wv_b3m1l	1,130.00	t0002542	David Henderson	1,520.00	rent	1,327.00	0.00	0.00	5/24/2012	5/23/2013		-0.22

						valettra	20.00
						Total	1,347.00

01-306	wv_b3m1l	1,280.00	wv569980	Hannah Smith	1,560.00	rent	1,235.00	0.00	0.00	5/19/2010	5/18/2013		0.00

						reimbtra	20.00
						Total	1,255.00

01-307	wv_s1	566.00	wv655293	Luka Duric	935.00	rent	830.00	0.00	0.00	8/5/2011	11/9/2013		-0.01

						reimbtra	20.00
						Total	850.00

01-308	wv_s1	566.00	wv526346	Gavin Pedrotty	975.00	rent	825.00	0.00	0.00	10/31/2009	5/3/2013		0.00

						reimbtra	20.00
						Total	845.00

01-309	wv_a1m1l	878.00	t0004891	Nelson Rosario	1,170.00	rent	1,215.00	0.00	0.00	9/14/2012	2/13/2013		-1.00

						valettra	25.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,240.00

01-310	wv_a1m1l	878.00	t0001439	Justin Combs	1,210.00	rent	1,210.00	200.00	0.00	1/20/2012	1/19/2013		1,218.48

						rconcnew	-139.00

						valettra	20.00
						Total	1,091.00

01-311	wv_a1m1l	878.00	t0002593	Anthony Pumilio	1,170.00	rent	920.00	0.00	0.00	3/29/2012	4/28/2013		0.00

						valettra	20.00
						Total	940.00

01-312	wv_a1m3l	964.00	wv633081	Glenn Thomas	1,210.00	rent	1,097.00	0.00	0.00	5/7/2011	8/6/2013		-0.51

						reimbtra	20.00

						stor	35.00

						stor	-35.00

						stor	25.00

						stor	-25.00
						Total	1,117.00

01-313	wv_b1m2	1,203.00	t0001043	DPR Construction	1,370.00	rent	1,492.00	0.00	0.00	11/24/2011	1/23/2013		-14.40

						valettra	20.00
						Total	1,512.00

01-314	wv_b1m2	1,203.00	t0001043	Jesse Stephens	1,370.00	rent	1,370.00	0.00	0.00	1/13/2012	1/12/2013		-0.01

						reimbtra	20.00

						rconcnew	-172.00
						Total	1,218.00

01-315	wv_a1m2	753.00	t0003199	Gretchen Hoechner	1,080.00	rent	871.00	0.00	0.00	5/25/2012	5/24/2013		-34.84

						valettra	20.00
						Total	891.00

01-413	wv_b1m2	1,203.00	wv610089	Edward Schemansky	1,360.00	rent	1,360.00	0.00	0.00	11/12/2010	11/12/2012	11/12/2012	0.00

						rconcren	-165.00

						reimbtra	20.00

						stor	20.00
						Total	1,235.00

01-414	wv_b1m2	1,203.00	t0001058	Krishna Agarwal	1,360.00	valettra	20.00	500.00	0.00	11/20/2011	2/19/2013		-90.64

						rent	1,330.00
						Total	1,350.00

01-415	wv_a1m2	753.00	VACANT	VACANT	1,095.00		0.00	0.00	0.00				0.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	0.00

02-101	wv_b2m6	1,217.00	t0003574	Spencer Brandon	1,370.00	rent	1,190.00	0.00	0.00	6/9/2012	9/8/2013		27.84

						valettra	20.00
						Total	1,210.00

02-102	wv_c1m2	1,411.00	VACANT	VACANT	1,770.00		0.00	0.00	0.00				0.00
						Total	0.00

02-103	wv_b1m1	1,112.00	wv586027	David Fleck	1,320.00	rent	1,160.00	0.00	0.00	8/30/2010	4/29/2013		-3,520.00

						reimbtra	20.00
						Total	1,180.00

02-104	wv_a2m1	834.00	VACANT	VACANT	1,125.00		0.00	0.00	0.00				0.00
						Total	0.00

02-105	wv_a2m1	834.00	t0004382	Leslie Moore	1,085.00	rent	1,073.00	0.00	0.00	7/30/2012	8/29/2013		0.00

						valettra	20.00
						Total	1,093.00

02-106	wv_b1m1	1,112.00	t0003823	Brian Holst	1,320.00	rent	1,468.00	0.00	0.00	6/22/2012	6/21/2013		0.00

						valettra	20.00
						Total	1,488.00

02-107	wv_b1m1	1,112.00	wv587910	Rachel Allen	1,320.00	reimbtra	20.00	0.00	0.00	7/29/2010	10/28/2013		0.00

						rent	1,109.00
						Total	1,129.00

02-108	wv_a2m1	834.00	t0003019	John Libby	1,085.00	rent	920.00	0.00	0.00	5/2/2012	8/1/2013		0.00

						valettra	20.00
						Total	940.00

02-109	wv_a2m1	834.00	wv656064	Sharon Blose	1,085.00	rent	952.00	0.00	0.00	6/27/2011	6/26/2013		1,019.12

						reimbtra	20.00
						Total	972.00

02-110	wv_b1m1	1,112.00	VACANT	VACANT	1,320.00		0.00	0.00	0.00				0.00
						Total	0.00

02-111	wv_c1	1,423.00	wv683624	Jaymes Nowicki	1,730.00	rent	2,041.00	0.00	0.00	9/1/2012	8/31/2013		0.00

						valettra	20.00
						Total	2,061.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

02-112	wv_b2m6	1,217.00	wv580973	Daniel Niccum	1,370.00	rent	1,245.00	0.00	0.00	7/10/2010	7/9/2013		-5.55

						reimbtra	20.00
						Total	1,265.00

02-201	wv_b2m41	1,261.00	t0001593	Christina Schuka	1,770.00	rconcnew	-119.00	0.00	0.00	1/31/2012	1/30/2013		0.00

						rent	1,425.00

						valettra	20.00
						Total	1,326.00

02-202	wv_c1m3	1,454.00	VACANT	VACANT	1,320.00		0.00	0.00	0.00				0.00
						Total	0.00

02-203	wv_b1m1	1,112.00	VACANT	VACANT	1,125.00		0.00	0.00	0.00				0.00
						Total	0.00

02-204	wv_a2m1	834.00	t0001652	Porcsha Daniels	1,065.00	rent	1,065.00	0.00	0.00	1/26/2012	1/25/2013		-928.78

						valettra	20.00

						rconcnew	-157.00

						stor	-30.00

						stor	30.00
						Total	1,488.00

02-205	wv_a2m1	834.00	t0004831	Tauren Poole	1,065.00	rent	1,111.00	0.00	0.00	9/6/2012	2/5/2013		-0.01

						valettra
						Total

02-206	wv_b1m1	1,112.00	t0003095	Analia Lyons	1,300.00	rent	1,229.00	0.00	0.00	5/29/2012	8/28/2013		-0.13

						valettra	20.00
						Total	1,249.00

02-207	wv_b1m1	1,112.00	t0003019	Shannon Pearce	1,300.00	rent	1,139.00	0.00	0.00	8/9/2010	8/8/2013		0.00

						reimbtra	20.00
						Total	1,159.00

02-208	wv_a2m1	834.00	wv585850	Ashley White	1,065.00	reimbtra	15.00	0.00	0.00	7/30/2010	10/29/2012		852.60

						rconcnew	-250.00

						rent	1,070.00
						Total	972.00

02-209	wv_a2m1	834.00	t0003230	Sally Carrington	1,065.00	rent	1,044.00	0.00	0.00	5/21/2012	11/20/2012		0.00

						valettra	20.00

						garage	100.00
						Total	1,164.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

02-2010	wv_b1m1	1,112.00	t0002384	Paulina Cuadrado	1,300.00	rent	1,268.00	0.00	0.00	5/6/2012	8/5/2013		0.00

						valettra	20.00
						Total	1,288.00

02-211	wv_c1m1	1,435.00	t0001655	Laurin Ogle	1,715.00	rent	1,572.00	0.00	0.00	1/24/2012	1/23/2013		-0.29

						valettra	20.00
						Total	1,592.00

02-212	wv_b2m78	1,251.00	t0003641	Christopher LeBlanc	1,400.00	rent	1,214.00	0.00	0.00	8/25/2012	8/24/2013		-1.00

						valettra	20.00
						Total	1,234.00

02-301	wv_b2m41	1,261.00	wv561195	Erica Jenkins	1,435.00	reimbtra	20.00	0.00	0.00	5/14/2010	5/31/2013		25.51

						rent	1,190.00

						stor	20.00
						Total	1,230.00

02-302	wv_c1m3	1,454.00	t0003075	Lauren Turner	1,735.00	rent	1,751.00	0.00	0.00	6/15/2012	6/14/2013		1.65

						valettra	20.00
						Total	1,771.00

02-303	wv_b1m1	1,112.00	wv545397	Paula Solano	1310.00	reimbtra	20.00	0.00	0.00	1/31/2010	3/16/2013		0.00

						rent	1,310.00

						rconcren	-121.00
						Total	1,209.00

02-304	wv_a2m1	834.00	t0004346	Eric Hines	1,075.00	rent	1,056.00	0.00	0.00	7/26/2012	7/25/2013		0.00

						Valettra	20.00
						Total	1,075.00
02-305	wv_a2m1	834.00	VACANT	VACANT	1,075.00		0.00	0.00	0.00				0.00
						Total	0.00

02-306	wv_b1m1	1,112.00	wv584943	Thien Leing	1,310.00	rent	1,122.00	0.00	0.00	8/14/2010	9/13/2013		0.00

						reimbtra	20.00
						Total	1,142.00

02-307	wv_b1m1	1,112.00	t0004124	Lacey Deese	1,310.00	rent	1,328.00	0.00	0.00	8/18/2012	8/17/2013		0.00

						valettra	20.00
						Total	1,348.00

02-308	wv_a2m1	834.00	wv579267	Adam Wood	1,075.00	rent	986.00	0.00	0.00	8/7/2010	8/6/2013		0.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

						reimbtra	20.00
						Total	1,006.00

02-309	wv_a2m1	834.00	t0002352	Britney Roper	1,075.00	rent	903.00	0.00	0.00	3/9/2012	3/8/2013		0.00

						valettra	20.00
						Total	1,265.00

02-310	wv_b1m1	1,112.00	wv662888	Rebecca Miller	1,310.00	rent	1,237.00	0.00	0.00	8/7/2011	11/6/2013		0.00

						reimbtra	20.00
						Total	1,257.00

02-311	wv_c1m1	1,435.00	t0002699	Emily Lutz	1,715.00	rent	1,697.00	0.00	0.00	6/14/2012	9/13/2013		0.00

						valettra	20.00
						Total	1,717.00

02-312	wv_b2m78	1,251.00	wv586282	Dakia McCray	1,410.00	rent	1,225.00	0.00	0.00	7/22/2010	7/21/2013		-76.61

						reimbtra	20.00
						Total	1,245.00

03-101	wv_b2m6	1,217.00	MODEL	MODEL	1,370.00		0.00	0.00	0.00				0.00
						Total	0.00

03-102	wv_c1	1,423.00	VACANT	VACANT	1,760.00		0.00	0.00	0.00				0.00
						Total

03-103	wv_b1m1	1,112.00	VACANT	VACANT	1,350.00		0.00	0.00	0.00				0.00
						Total	1,249.00

03-104	wv_a2m1	834.00	t0004132	Catherine Chestnut	1,085.00	rent	1,108.00	0.00	0.00	7/14/2012	7/13/2013		0.01

						valettra	20.00
						Total	1,128.00

03-105	wv_a2m1	834.00	wv586740	Caroline Jameson	1,085.00	rent	1,085.00	0.00	0.00	8/7/2010	10/31/2013		0.00

						rconcren	-288.00

						reimbtra	15.00
						Total	972.00

03-106	wv_a2m1	834.00	t0002428	Tim Casale	1,115.00	rent	876.00	0.00	0.00	4/21/2012	7/20/2013		0.00

						reimbtra	20.00

						stor	25.00
						Total	921.00

03-107	wv_b2m2	1,278.00	t0002690	Bianca Williams	1,450.00	valettra	20.00	0.00	0.00	7/3/2012	9/2/2013		0.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

						rent	1,182.00
						Total	1,202.00

03-108	wv_b2m2	1,278.00	wv579244	Guest Suite	1,420.00		0.00	0.00	0.00	6/22/2010	6/21/2012		0.00
						Total	1,265.00

03-201	wv_b2m78	1,251.00	t0002997	Michelle Osborn	1,400.00	rent	1,178.00	0.00	0.00	7/7/2012	7/6/2013		-5.98

						valettra	20.00
						Total	1,198.00

03-202	wv_c1m1	1,435.00	t0003374	Kalina Neal	1,745.00	rent	1,586.00	0.00	0.00	8/7/2012	9/6/2013		-0.01

						valettra	20.00
						Total	1,606.00

03-203	wv_b1m1	1,112.00	VACANT	VACANT	1,330.00		0.00	0.00	0.00				0.00
						Total	1,245.00

03-204	wv_a2m1	834.00	wv540319	James Bryant	1,065.00	rent	1,050.00	0.00	0.00	1/31/2010	1/27/2013		43.60

						reimbtra	20.00

						rconcren	-155.00
						Total	915.00

03-205	wv_a2m1	834.00	t0003703	Kishan Titus	1,065.00	rent	968.00	0.00	0.00	3/17/2012	3/16/2013		0.00

						reimbtra	20.00
						Total	988.00

03-206	wv_a2m2	854.00	t0003703	Samantha Newton	1,105.00	rent	1,186.00	0.00	0.00	7/23/2012	7/22/2013		0.00

						valettra	20.00
						Total	1,249.00

03-207	wv_b2m3	1,341.00	wv615471	James Novak	1,490.00	rent	1,490.00	0.00	0.00	1/3/2011	1/2/2013		0.00

						reimbtra	20.00

						rconcren	-334.00
						Total	1,128.00

03-208	wv_b2m3	1,341.00	t0003048	Gentry Simms	1,460.00	rent	1,085.00	0.00	0.00	8/7/2010	10/31/2013		0.00

						rconcren	-288.00

						reimbtra	15.00
						Total	1,226.00

03-301	wv_b2m78	1,251.00	t0001213	Graig McGinnis	1,410.00	rent	1,410.00	0.00	0.00	1/2/2012	1/1/2013		0.00

						valettra	20.00

						rconcnew	-118.00
						Total	1,312.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

03-302	wv_c1m1	1,435.00	wv561175	Andrew Cavalieri	1,805.00	rent	1,511.00	0.00	0.00	5/14/2010	6/13/2013		0.00

						reimbtra	20.00
						Total	1,531.00

03-303	wv_b1m1	1,112.00	wv644138	Jason Rhoads	1,390.00	reimbtra	15.00	0.00	0.00	4/3/2011	4/29/2012	11/30/2012	-25.50

						rent	1,390.00
						Total	1,405.00

03-304	wv_a2m1	834.00	t0004345	Ashley Van Laethem	1,075.00	rent	1,174.00	0.00	0.00	7/30/2012	1/29/2013		-41.17

						oconcnew	-250.00

						valettra	20.00
						Total	944.00

03-305	wv_a2m1	834.00	wv626379	Agnieszka Strugala	1,075.00	reimbtra	20.00	500.00	0.00	2/26/2011	11/25/2012		0.00

						rent	1,075.00

						rconcren	-160.00
						Total	935.00

03-306	wv_a2m2	854.00	VACANT	VACANT	1,190.00		0.00	0.00	0.00				0.00
						Total	0.00

03-307	wv_b2m3l	1,544.00	wv642840	Waleed qarrash	1,585.00	rent	1,300.00	500.00	0.00	6/8/2011	6/7/2013		-1,299.25

						reimbtra	20.00
						Total	1,320.00

03-308	wv_b2m3l	1,544.00	wv663403	Alex French	1,505.00	rent	1,297.00	0.00	0.00	4/22/2012	5/21/2013		0.00

						valettra	20.00
						Total	1,317.00

04-101	wv_b2m6	1,217.00	wv643342	Anthony Joseph	1,370.00	reimbtra	25.00	0.00	0.00	4/28/2011	8/26/2013		0.76

						rent	1,225.00
						Total	1,250.00

04-102	wv_c1m2	1,411.00	t0003933	Michael Mann	1,800.00	rent	1,718.00	500.00	0.00	7/25/2012	5/24/2013		0.00

						valettra	20.00
						Total	1,738.00

04-103	wv_b1m1	1,112.00	t0002667	Joanna Tracy	1,425.00	rent	1,242.00	0.00	0.00	5/20/2012	5/19/2013		0.00

						reimbtra	-118.00
						Total	1,262.00

04-104	wv_a2m1	834.00	wv567653	Ryan Fuhrman	1,085.00	rent	948.00	0.00	0.00	6/4/2010	9/3/2013		-1.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

						reimbtra	20.00
						Total	968.00

04-105	wv_a2m1	834.00	VACANT	VACANT	1,160.00		0.00	0.00	0.00				0.00
						Total	0.00

04-106	wv_a2m1	834.00	t0003410	Tsehaye Baney	1,115.00	rent	1,044.00	0.00	0.00	6/1/2012	5/31/2013		-1.40

						valettra	20.00
						Total	1,064.00

04-107	wv_a2m1	834.00	wv572888	Janet Murrell	1,115.00	rent	1,029.00	0.00	0.00	8/2/2010	1/1/2013		0.00

						reimbtra	20.00
						Total	1,049.00

04-108	wv_a2m1	834.00	wv659085	Indira Biswas	1,085.00	rent	963.00	0.00	0.00	8/13/2011	11/12/2013		0.00

						reimbtra	20.00
						Total	983.00

04-109	wv_a2m1	834.00	wv616223	Humaira Safdar	1,085.00	rent	1,085.00	0.00	0.00	1/22/2011	1/21/2013		0.00

						rconcren	-152.00

						reimbtra	20.00
						Total	953.00

04-110	wv_b1m1	1,112.00	VACANT	VACANT	1,425.00		0.00	0.00	0.00				0.00
						Total	0.00

04-111	wv_c1	1,423.00	t0003447	Bennett Grimm	1,760.00	rent	1,559.00	0.00	0.00	6/6/2012	7/5/2013		-2.16

						valettra	20.00
						Total	1,579.00

04-112	wv_b2m6	1,217.00	wv577210	Ken McEntire	1,370.00	rent	1,209.00	0.00	0.00	6/28/2010	6/27/2013		0.00

						reimbtra	20.00
						Total	1,229.00

04-201	wv_b2m41	1,261.00	wv576362	Ashley Silva	1,425.00	rent	1,265.00	0.00	0.00	6/15/2010	6/14/2013		-45.01

						reimbtra	20.00
						Total	1,285.00

04-202	wv_c1m3	1,454.00	wv657022	Daniel Carson	1,755.00	rent	1,612.00	0.00	0.00	7/4/2011	10/3/2013		0.00

						reimbtra	20.00

						stor	20.00
						Total	1,652.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

04-203	wv_b1m1	1,112.00	t0000923	Amanda Roberts	1,330.00	rent	1,305.00	0.00	0.00	10/30/2011	10/29/2012	10/29/2012	85.16

						valettra	15.00

						rconcnew	-136.00
						Total	1,184.00

04-204	wv_a2m1	834.00	VACANT	VACANT	1,065.00		0.00	0.00	0.00				0.00
						Total	0.00

04-205	wv_a2m1	834.00	t0004276	Samira Ghaderi	1,065.00	rent	1,096.00	0.00	0.00	7/30/2012	7/29/2013		0.00

						valettra	20.00
						Total	1,116.00

04-206	wv_a2m2	854.00	t0001211	Will Lockett	1,105.00	rent	1,105.00	0.00	0.00	12/9/2011	12/8/2012	12/8/2012	0.00

						valettra	20.00

						rconcnew	-111.00
						Total	1,014.00

04-207	wv_a2m1	834.00	t0001731	Elizabeth Thomas	1,095.00	rent	910.00	500.00	0.00	3/9/2012	3/8/2013		0.00

						valettra	20.00
						Total	930.00

04-208	wv_a2m1	834.00	VACANT	VACANT	1,065.00		0.00	0.00	0.00				0.00
						Total	0.00

04-209	wv_a2m1	834.00	wv580042	William Jant	1,065.00	reimbtra	20.00	0.00	0.00	8/7/2010	11/6/2013		0.00

						rent	939.00
						Total	959.00

04-210	wv_b1m1	1,112.00	t0004373	David McRell	1,330.00	rent	1,464.00	0.00	0.00	8/24/2012	11/23/2013		39.35

						valettra	25.00
						Total	1,489.00

04-211	Wv_c1m1	1,435.00	wv670190	Justin Dehart	1,745.00	reimbtra	20.00	0.00	0.00	8/14/2011	8/13/2013		0.00

						rent	1,660.00
						Total	1,680.00

04-212	wv_b2m78	1,251.00	wv578390	Ashley Craven	1,400.00	rent	1,152.00	0.00	0.00	8/1/2010	7/31/2013		0.00

						reimbtra	20.00
						Total	1,172.00

04-301	wv_b2m41	1,261.00	wv564712	Derek Schlageter	1,435.00	reimbtra	15.00	0.00	0.00	6/1/2010	1/30/2012	11/30/2012	0.00

						rconcnew	-375.00

						rent	1,400.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,040.00

04-302	wv_c1m3	1,454.00	wv586813	Emily Monette	1,815.00	rent	1,695.00	0.00	0.00	8/20/2012	6/19/2013		150.15

						valettra	20.00
						Total	1,715.00

04-303	wv_b1m1	1,112.00	t0003032	John Christian Block III	1,390.00	rent	1,142.00	0.00	0.00	5/5/2012	5/4/2013		0.00

						valettra	20.00
						Total	1,162.00

04-304	wv_a2m1	834.00	wv655263	Yvonne Simons	1,075.00	stor	20.00	0.00	0.00	9/1/2011	11/30/2013		-10.54

						rent	980.00

						reimbtra	20.00
						Total	1,020.00

04-305	wv_a2m1	834.00	t0002925	Lorie Runge	1,075.00	rent	975.00	0.00	0.00	6/1/2012	8/31/2013		0.00

						valettra	20.00
						Total	995.00

04-306	wv_a2m2	854.00	t0003166	Megan Lisa	1,165.00	rent	906.00	0.00	0.00	7/22/2012	7/21/2013		0.00

						valettra	20.00
						Total	926.00

04-307	wv_a2m1	834.00	t0005135	Mark Wright	1,180.00	valettra	25.00	0.00	0.00	10/1/2012	9/30/2013		0.00

						rent	967.00
						Total	992.00

04-308	wv_a2m1	834.00	wv654569	Tanner Leggett	1,075.00	rent	930.00	0.00	0.00	6/24/2011	6/23/2013		0.00

						reimbtra	20.00
						Total	950.00

04-309	wv_b1m1	834.00	t0002024	David Spunt	1,075.00	rent	957.00	0.00	0.00	2/27/2013	5/26/2013		-0.30

						valettra	20.00
						Total	977.00

04-310	wv_c1m1	1,112.00	t0003067	Christine Houston	1,390.00	rent	1,204.00	0.00	0.00	7/22/2012	7/21/2013		0.00

						valettra	20.00
						Total	1,224.00

04-311	wv_c1m1	1,435.00	t0003549	Bailey Thompson	1,805.00	rent	1,561.00	0.00	0.00	6/7/2012	9/6/2013		0.00

						reimbtra	20.00
						Total	1,581.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

04-312	wv_b2m78	1,251.00	t0002970	Sara Simmons	1,410.00	rent	1,181.00	0.00	0.00	5/5/2012	5/4/2013		0.00

						valettra	20.00
						Total	1,201.00

05-101	wv_b2m6	1,217.00	t0002648	Joseph Tancredi	1,370.00	rent	1,199.00	500.00	0.00	5/5/2012	8/4/2013		-1.69

						valettra	20.00
						Total	1,219.00

05-102	wv_b2m6	735.00	wv569881	Andrea Hooten	1,410.00	rent	1,196.00	0.00	0.00	7/16/2010	7/15/2013		0.00

						reimbtra	20.00
						Total	1,216.00

05-103	wv_a1	735.00	t0004447	Brett Carraway	1,090.00	rent	1,077.00	0.00	0.00	8/7/2012	9/6/2013		0.00

						valettra	20.00

						stor	35.00
						Total	1,132.00

05-104	wv_a1	735.00	wv614094	Kyle Brenneman	1,050.00	rent	1,050.00	0.00	0.00	12/9/2010	12/8/2012		0.00

						reimbtra	20.00

						rconcren	-175.00
						Total	895.00

05-105	wv_a1	735.00	wv657761	Briana Lee	1,050.00	rent	947.00	0.00	0.00	6/22/2011	6/21/2013		0.00

						reimbtra	20.00
						Total	967.00

05-106	wv_a1	735.00	t0003632	Brian Walker	1,090.00	rent	1,112.00	0.00	0.00	8/8/2012	8/7/2013		0.00

						valettra	20.00
						Total	1,132.00

05-107	wv_b2m6	1,217.00	t0002750	Franky Jorge	1,445.00	rent	1,192.00	0.00	0.00	6/7/2012	6/6/2013		104.59

						valettra	20.00
						Total	1,212.00

05-108	wv_b2m5	1,217.00	t0003009	Kimberly Weatherell	1,370.00	rent	1,184.00	0.00	0.00	5/12/2012	5/11/2013		-78.71

						valettra	20.00
						Total	1,204.00

05-201	wv_b2m41	1,261.00	wv571770	Charles Henry	1,425.00	rent	1,152.00	0.00	0.00	7/31/2010	7/30/2013		0.00

						reimbtra	20.00
						Total	1,172.00

05-202	wv_b2m41	1,261.00	wv642337	Kaelyn Siscoe	1,465.00	reimbtra	20.00	0.00	0.00	5/14/2011	9/13/2013		0.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

						rent	1,314.00
						Total	1,334.00

05-203	wv_a1	735.00	t0001088	Gerald Daye	1,070.00	rent	1,070.00	0.00	0.00	12/5/2011	12/4/2012	12/11/2012	23.47

						valettra	20.00

						rconcnew	-138.00
						Total	952.00

05-204	wv_a1	735.00	t0001720	McKenzie Ingold	1,030.00	rent	899.00	0.00	0.00	2/26/2012	2/25/2013		0.00

						reimbtra	20.00
						Total	919.00

05-205	wv_a1	735.00	t0002377	Whitney Saxton	1,030.00	rent	847.00	0.00	0.00	3/14/2012	6/13/2013		0.00

						reimbtra	20.00
						Total	1,216.00

05-206	wv_a1	735.00	wv638030	Ashley Coleman	1,070.00	reimbtra	20.00	0.00	0.00	4/21/2011	4/20/2013		0.00

						rent	895.00
						Total	905.00

05-207	wv_b2m41	1,261.00	wv657139	Gerald Jones	1,425.00	rent	1,292.00	0.00	0.00	8/6/2011	11/5/2013		0.00

						reimbtra	20.00
						Total	1,312.00

05-208	wv_b2m41	1,261.00	t0003592	Franklin Chandler	1,425.00	rent	1,244.00	0.00	0.00	7/20/2012	7/19/2013		0.00

						valettra	20.00
						Total	1,264.00

05-301	wv_b2m1l	1,448.00	t0002991	Mary Bailey	1,512.00	rent	1,291.00	0.00	0.00	5/7/2012	5/6/2013		0.54

						valettra	20.00
						Total	1,311.00

05-302	wv_b2m1l	1,448.00	wv530274	Stephen Kelly	1,552.00	rconcren	-195.00	0.00	0.00	11/21/2009	1/17/2013		-58.21

						rent	1,495.00

						reimbtra	20.00
						Total	1,320.00

05-303	wv_a1	735.00	t0002359	Leslie Dianetti	1,080.00	rent	903.00	0.00	0.00	3/31/2013	6/30/2013		0.00

						reimbtra	20.00
						Total	923.00

05-304	wv_a1	735.00	t0004721	Daniel Smith	1,040.00	rent	917.00	0.00	0.00	7/18/2012	10/17/2013	10/20/2012	312.34

						valettra	20.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	937.00

05-305	wv_a1	735.00	t0000933	Tiffany Simmons	1,040.00	rent	1,040.00	0.00	0.00	11/19/2011	11/18/2012		0.00

						rconcnew	-176.00

						valettra	20.00
						Total	884.00

05-306	wv_a1	735.00	t0001696	Ryan Edge	1,080.00	rent	911.00	0.00	0.00	2/6/2012	2/5/2013		0.00

						valettra	20.00
						Total	931.00

05-307	wv_b2m1l	1,448.00	wv5354740	Faith Green	1,512.00	rent	1,512.00	0.00	0.00	1/15/2010	2/23/2013		0.00

						reimbtra	20.00

						rconcren	-62.00
						Total	1,470.00

05-308	wv_b2m1l	1,448.00	wv530211	Kelly Unterreiner	1,512.00	rent	1,512.00	0.00	0.00	1/27/2010	1/26/2013		-2.00

						reimbtra	20.00

						rconcren	-220.00

						stor	35.00

						stor	-35.00
						Total	1,312.00

06-101	wv_b2m6	1,217.00	t0003630	Sara Smith	1,370.00	rent	1,214.00	0.00	0.00	7/7/2012	10/6/2013		0.00

						valettra	20.00
						Total	1,234.00

06-102	wv_b2m6	1,217.00	t0003950	Aaron Marcotte	1,370.00	rent	1,370.00	500.00	0.00	6/9/2012	8/28/2013		0.00

						valettra	20.00
						Total	1,390.00

06-103	wv_a1	735.00	wv587229	Deanna Bell	1,050.00	rent	1,030.00	400.00	0.00	7/31/2010	1/30/2013		910.76

						reimbtra	20.00

						rconcren	-195.00
						Total	855.00

06-104	wv_a1	735.00	t0002526	Jaspreet Singh	1,050.00	rent	933.00	0.00	0.00	6/10/2012	6/9/2013		0.00

						valettra	20.00
						Total	1,320.00

06-105	wv_a1	735.00	t0001047	Joe Blackpot	1,050.00	rent	1,050.00	0.00	0.00	12/16/2011	12/15/2012		0.01

						rconcnew	-149.00

						valettra	20.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	937.00

06-106	wv_a1	735.00	t0001722	Patrick Miller	1,050.00	rent	881.00	0.00	0.00	2/17/2012	2/16/2013		0.00

						reimbtra	20.00
						Total	901.00

06-107	wv_b3	1,119.00	t0001630	Shelbi Lewis	1,320.00	rent	1,320.00	0.00	0.00	1/19/2012	1/18/2013		54.32

						rconcnew	-56.00

						reimbtra	20.00

						stor	30.00
						Total	1,314.00

06-108	wv_b3	1,119.00	t0003079	Viji Venu	1,320.00	rent	1,320.00	0.00	0.00	9/15/2012	9/14/2013		-14.39

						valettra	20.00

						stor	25.00
						Total	1,365.00

06-109	wv_b3	1,119.00	wv618754	Trevor Helmar	1,320.00	reimbtra	20.00	500.00	0.00	1/21/2011	1/20/2013		-0.01

						rconcnew	-166.00

						rent	1,320.00
						Total	1,174.00

06-110	wv_b3	1,119.00	t0003436	Stuart Hackley	1,320.00	rent	1,242.00	0.00	0.00	6/3/2012	6/2/2013		0.00

						valettra	20.00
						Total	1,262.00

06-111	wv_b2m6	1,217.00	t0004925	Kiran Navare	1,370.00	rent	1,602.00	0.00	0.00	9/18/2012	12/17/2013		0.00

						valettra	20.00
						Total	1,627.00

06-112	wv_b2m6	1,217.00	t0004267	Danielle Abernathy	1,370.00	rent	1,290.00	500.00	0.00	9/22/2012	10/21/2013		0.00

						valettra	20.00

						stor	25.00
						Total	1,335.00

06-201	wv_b2m5	1,259.00	t0003651	Whitney Edmondson	1,400.00	rent	1,268.00	0.00	0.00	7/16/2012	7/15/2013		0.00

						valettra	20.00
						Total	1,228.00

06-202	wv_b2m41	1,261.00	wv577938	Samantha Bradshaw	1,425.00	reimbtra	20.00	0.00	0.00	8/6/2010	2/5/2013		0.00

						rent	1,390.00

						rconcren	-232.00
						Total	1,178.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

06-203	wv_a1m1	747.00	wv648332	Russell Newton	1,035.00	rent	1,074.00	0.00	0.00	7/15/2011	1/14/2013		0.00

						reimbtra	20.00
						Total	1,094.00

06-204	wv_a1m1	747.00	wv549290	Melanie Cox	1,035.00	reimbtra	20.00	0.00	0.00	2/18/2010	11/17/2012	11/17/2012	0.00

						rent	1,035.00

						rconcren	-170.00
						Total	885.00

06-205	wv_a1m1	747.00	t0002768	Jason Cooksey	1,035.00	rent	959.00	0.00	0.00	4/19/2012	4/18/2013		0.00

						reimbtra	20.00
						Total	1,365.00

06-206	wv_a1m1	747.00	wv571725	Brandi Stokes	1,320.00	rent	890.00	0.00	0.00	8/29/2010	9/28/2013		971.39

						reimbtra	20.00
						Total	910.00

06-207	wv_b3m1	1,130.00	wv591934	Yolanda Chitowa	1,337.00	rent	1,215.00	400.00	0.00	8/18/2010	8/17/2013		-0.98

						reimbtra	20.00
						Total	1,235.00

06-208	wv_b3m1	1,130.00	wv575274	Casey Calloway	1,337.00	reimbtra	15.00	0.00	0.00	8/11/2010	12/21/2012	12/21/2012	0.00

						reconcnew	-283.00

						rent	1,337.00
						Total	1,069.00

06-209	wv_b3m1	1,130.00	VACANT	VACANT	1,337.00		0.00	0.00	0.00				0.00
						Total	0.00

06-210	wv_b3m1	1,261.00	t0002652	Justin Thompson	1,337.00	rent	1,415.00	0.00	0.00	8/16/2012	10/15/2013		-6.92

						valettra	20.00
						Total	1,435.00

06-211	wv_b2m41	1,261.00	wv646380	Lauren Marr	1,425.00	reimbtra	20.00	0.00	0.00	8/15/2011	9/14/2013		-5.27

						rent	1,319.00
						Total	1,339.00

06-212	wv_b2m41	1,261.00	wv578090	Connie Lai	1,425.00	reimbtra	20.00	0.00	0.00	7/15/2010	2/15/2013		0.00

						rent	1,425.00

						rconcnew	-215.00
						Total	1,230.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

06-301	wv_b1m5	1,259.00	wv646714	Ashley Rivens	1,410.00	rent	1,233.00	0.00	0.00	7/30/2011	7/29/2013		-0.10

						reimbtra	20.00
						Total	1,253.00

06-302	wv_b2m41	1,261.00	t0000924	Peter Nance	1,435.00	rent	1,435.00	0.00	0.00	10/14/20111	10/13/2012		0.00

						valetra	20.00

						rconcren	-150.00
						Total	1,305.00

06-303	wv_a1m1	747.00	t0004693	Rachel Dahistrand	1,045.00	rent	1,041.00	0.00	0.00	8/24/2012	8/23/2013		0.00

						reimbtra	25.00
						Total	1,066.00

06-304	wv_a1m1	747.00	t0001472	Vitheary Pich-Reachsey	1,045.00	rent	907.00	0.00	0.00	3/31/2012	3/30/2013		0.00

						reimbtra	20.00
						Total	927.00

06-305	wv_a1m1	747.00	t0002365	Ja Nay Hawkins	1,045.00	rent	876.00	0.00	0.00	4/6/2012	4/5/2013		0.00

						reimbtra	20.00
						Total	896.00

06-306	wv_a1m1	747.00	t0002642	Harry Jay Flood	1,045.00	rent	954.00	0.00	0.00	4/20/2012	7/19/2013		0.00

						reimbtra	20.00
						Total	974.00

06-307	wv_b3m1	1,130.00	wv582308	Pedro Lopez	1,347.00	reimbtra	20.00	0.00	0.00	8/1/2010	9/1/2013		0.00

						rent	1,147.00
						Total	1,167.00

06-308	wv_b3m1	1,130.00	wv678095	Shelby Anderson	1,347.00	rent	1,212.00	0.00	0.00	8/12/2010	2/16/2013		26.10

						reimbtra	20.00
						Total	1,435.00

06-309	wv_b3m1	1,130.00	VACANT	VACANT	1,347.00		0.00	0.00	0.00				0.00
						Total	0.00

06-310	wv_b3m1	1,130.00	wv591428	Byron Pike	1,347.00	reimbtra	20.00	0.00	0.00	8/14/2010	12/31/2012	10/26/2012	139.50

						empdisc	-673.50

						rent	1,347.00
						Total	1,230.00

06-311	wv_b2m41	1,261.00	t0003441	Michael Emrey	1,485.00	rent	1,289.00	0.00	0.00	8/5/2012	8/4/2013		0.00

						valettra	20.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,309.00

06-312	wv_b2m41	1,261.00	t0002701	Amanda Forcier	1,485.00	rent	1,270.00	0.00	0.00	7/6/2012	7/5/2013		-0.02

						reimbtra	20.00
						Total	1,290.00

06-401	wv_b2m41	1,261.00	t0002852	Raelynn Grogan	1,425.00	rent	1,191.00	500.00	0.00	4/21/2012	3/20/2013		-1.03

						reimbtra	20.00
						Total	1,211.00

06-402	wv_b2m41	1,261.00	t0002674	Devin Bridges	1,425.00	rent	1,256.00	0.00	0.00	6/1/2012	5/31/2013		0.00

						valettra	20.00
						Total	1,276.00

06-403	wv_a1m1l	878.00	wv639427	Casey Wall	1,115.00	rent	907.00	0.00	0.00	6/14/2012	6/13/2013		0.00

						valettra	20.00

						stor	20.00
						Total	1,120.00

06-404	wv_a1m1l	878.00	t0002865	John Cromer	1,150.00	rent	1,067.00	500.00	0.00	6/21/2012	6/20/2013		0.00

						valettra	20.00
						Total	1,087.00

06-405	wv_a1m1l	878.00	wv647822	Tresa Lombardi	1,150.00	rent	998.00	0.00	0.00	6/13/2011	6/12/2013		0.00

						reimbtra	20.00
						Total	1,018.00

06-406	wv_a1m1l	878.00	wv596276	James Gardner	1,150.00	rent	1,115.00	0.00	0.00	9/4/2010	5/3/2013		-1.94

						reimbtra	20.00
						Total	1,135.00

06-407	wv_b3m1l	1,280.00	t0001641	Lindsey Mandola	1,500.00	rent	1,474.00	0.00	0.00	8/18/2012	11/17/2013		0.00

						valettra	25.00
						Total	1,499.00

06-408	wv_b3m1l	1,280.00	t0002408	Mathew Johnson	1,500.00	rent	1,300.00	0.00	0.00	5/21/2012	5/20/2013		0.25

						reimbtra	20.00

						stor	40.00
						Total	1,360.00

06-409	wv_b3m1l	1,280.00	wv562654	John Simmons	1,500.00	rent	1,200.00	0.00	0.00	4/30/2010	4/29/2012		-13.30

						reimbtra	20.00

						garage	100.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,309.00

06-410	wv_b3m1l	1,280.00	wv567148	Mathew Williams	1,500.00	rent	1,220.00	0.00	0.00	5/22/2010	5/21/2013		0.03

						reimbtra	20.00
						Total	1,240.00

06-411	wv_b2m5l	1,442.00	wv539684	Dean Peterson	1,560.00	rent	1,560.00	0.00	0.00	1/31/2010	1/30/2013		0.00

						reimbtra	20.00

						rconcren	-315.00
						Total	1,265.00

06-412	wv_b2m1l	1,448.00	t0001483	Geral Gurss	1,552.00	rent	1,327.00	0.00	0.00	4/7/2012	4/6/2013		0.00

						valettra	20.00
						Total	1,347.00

07-101	wv_b2m6	1,217.00	wv657860	Charmaine Davis	1,370.00	rent	1,380.00	0.00	0.00	7/23/2011	7/22/2013		0.00

						reimbtra	20.00
						Total	1,328.00

07-102	wv_b2m6	1,217.00	VACANT	VACANT	1,370.00		0.00	0.00	0.00				0.00
						Total	0.00

07-103	wv_a1	735.00	t0004159	Roanne Kuenzler	1,050.00	rent	1,211.00	0.00	0.00	7/13/2012	10/12/2012		223.41

						valettra	20.00
						Total	1,231.00

07-104	wv_a1	735.00	wv571510	Kimberly Campbell	1,050.00	reimbtra	20.00	0.00	0.00	8/1/2010	5/31/2013		0.00

						rent	840.00
						Total	860.00

07-105	wv_a1	735.00	t0004502	Mathew Majewski	1,050.00	rent	1,233.00	0.00	0.00	8/20/2012	2/19/2013		0.00

						valettra	20.00

						stor	25.00
						Total	1,278.00

07-106	wv_a1	735.00	wv585082	Evan Lukacs	1,050.00	rent	1,080.00	0.00	0.00	7/30/2010	2/28/2013		0.00

						reimbtra	20.00
						Total	1,100.00

07-107	wv_b3m1l	1,280.00	wv562654	VACANT	1,370.00		0.00	0.00	0.00				0.00
						Total	1,360.00

07-108	wv_b2m6	1,217.00	t0004776	Ayesha Revri	1,370.00	rent	1,470.00	0.00	0.00	9/7/2012	12/6/2013		-0.01

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

						valettra	25.00
						Total	1,495.00

07-201	wv_b2m5	1,259.00	t0003364	Kristin Jones	1,440.00	rent	1,212.00	0.00	0.00	7/2/2012	7/1/2013		-60.74

						valettra	20.00
						Total	1,232.00

07-202	wv_b2m41	1,261.00	t0003542	Steven Nelson	1,425.00	rent	1,224.00	0.00	0.00	7/2/2012	9/1/2013		0.00

						valettra	20.00
						Total	1,244.00

07-203	wv_a1m1	747.00	wv646516	Angela Summit	1,035.00	rent	952.00	500.00	0.00	7/18/2011	7/17/2013		0.00

						reimbtra	20.00
						Total	972.00

07-204	wv_a1m1	747.00	t0002191	Tina Gebbia	1,075.00	rent	900.00	0.00	0.00	3/2/2012	6/1/2013		0.00

						valettra	20.00

						stor	35.00

						stor	-35.00
						Total	920.00

07-205	wv_a1m1	747.00	t0003285	Nicole Vanhove	1,035.00	rent	1,027.00	0.00	0.00	7/21/2012	7/20/2013		0.00

						valettra	20.00
						Total	1,047.00

07-206	wv_a1m1	747.00	wv570929	Dennis Milligan	1,035.00	stor	20.00	0.00	0.00	6/26/2010	9/25/2013		0.00

						rent	906.00

						reimbtra	20.00
						Total	946.00

07-207	wv_a1m1	1,261.00	t0002784	Linda Aron	1,425.00	rent	1,327.00	0.00	0.00	7/22/2012	7/21/2013	11/18/2012	0.00

						valettra	20.00
						Total	1,347.00

07-208	wv_b2m41	1,261.00	t0003602	Alex Economou	1,425.00	rent	1,234.00	0.00	0.00	6/1/2012	6/16/2013		0.00

						valettra	20.00

						stor	25.00
						Total	1,279.00

07-301	wv_b2m5	1,259.00	t0001290	Gregg Fasanaro	1,450.00	rent	1,450.00	0.00	0.00	1/7/2012	1/6/2013		1,518.56

						rconcnew	-61.00

						valettra	20.00

						stor	20.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,429.00

07-302	wv_b2m41	1,261.00	t0001044	Susan Segars	1,435.00	rent	1,435.00	0.00	0.00	11/19/2011	11/18/2012		-0.34

						valettra	20.00

						rconcnew	-180.00
						Total	1,232.00

07-303	wv_a1m1	747.00	wv566369	Kelsey Ring	1,045.00	rent	935.00	0.00	0.00	8/13/2011	12/1/2013		0.00

						reimbtra	20.00
						Total	955.00

07-304	wv_a1m1	747.00	wv645295	Haley Martin	1,085.00	rent	927.00	0.00	0.00	7/29/2011	7/28/2013		0.00

						reimbtra	20.00
						Total	947.00

07-305	wv_a1m1	747.00	t0003439	Tony Whitt	1,085.00	rent	1,014.00	500.00	0.00	7/1/2012	8/31/2013		-1.31

						valettra	20.00
						Total	1,034.00

07-306	wv_a1m1	747.00	t0003716	Stephen O’Neil	1,045.00	rent	1,146.00	500.00	0.00	8/8/2012	8/7/2013		0.00

						valettra	20.00

						stor	25.00
						Total	1,191.00

07-307	wv_b2m41	1,261.00	wv567040	Kristen Evans	1,435.00	reimbtra	15.00	0.00	0.00	7/21/2010	10/20/2012		-0.18

						rconcnew	-415.00

						rent	1,425.00
						Total	1,025.00

07-308	wv_b2m41	1,261.00	wv575527	Kristy Broadrick	1,435.00	rent	1,435.00	0.00	0.00	11/11/2011	11/10/2012		-272.01

						valettra	20.00

						rconcnew	-330.00
						Total	1,347.00

07-401	wv_b2m5l	1,442.00	t0003275	Paul Farrington	1,550.00	rent	1,452.00	500.00	0.00	7/5/2012	9/4/2013		0.00

						valettra	20.00

						garage	100.00

						stor	30.00
						Total	1,602.00

07-402	wv_b2m1l	1,448.00	t0004250	Ashley Mitchelides	1,502.00	rent	1,357.00	0.00	0.00	7/23/2012	10/22/2013		-11.17

						rconcnew	20.00
						Total	1,377.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

07-403	wv_a1m1l	878.00	t0001044	Blake Donahue	1,150.00	stor	30.00	0.00	0.00	10/1/2011	6/30/2013		0.00

						stor	-30.00

						rent	1,255.00

						reimbtra	25.00
						Total	1,280.00

07-404	wv_a1m1l	878.00	wv566369	Antwan Gaines	1,190.00	reimbtra	15.00	0.00	0.00	7/14/2010	10/13/2012		0.00

						rconcnew	-301.00

						rent	1,165.00
						Total	879.00

07-405	wv_a1m1l	878.00	wv645295	Leticia Foster	1,190.00	rent	988.00	0.00	0.00	8/14/2010	11/13/2013		0.00

						reimbtra	20.00
						Total	1,008.00

07-406	wv_a1m1l	878.00	t0003439	Lauren Hoogland	1,150.00	rent	1,028.00	0.00	0.00	8/1/2010	7/31/2013		0.00

						reimbtra	20.00
						Total	1,048.00

07-407	wv_b2m41	1,261.00	t0003716	Damon Green	1,425.00	rent	1,274.00	0.00	0.00	7/15/2012	7/14/2013		-6.02

						valettra	20.00

						empdisc	-657.00
						Total	637.00

07-408	wv_b2m41	1,261.00	wv567040	Bobbie Cameron	1,425.00	rent	1,165.00	0.00	0.00	7/2/2010	10/1/2013		-45.54

						reimbtra	20.00

						stor	25.00
						Total	1,210.00

08-101	wv_b2m6	1,217.00	wv575527	Shatika Felicia Ross	1,485.00	rent	1,244.00	0.00	0.00	4/14/2012	7/13/2013		0.00

						valettra	20.00
						Total	1,264.00

08-102	wv_b2m6	1,217.00	t0003275	Ariel Smith	1,370.00	rent	1,324.00	0.00	0.00	8/27/201	12/1/2013		0.00

						reimbtra	20.00
						Total	1,344.00

08-103	wv_a1	735.00	t0004250	Laruen Tsiolkas	1,090.00	rent	898.00	0.00	0.00	3/31/2012	6/30/2013	11/3/2012	0.00

						reimbtra	20.00
						Total	918.00

08-104	wv_a1	735.00	wv565271	Joel Dsouza	1,050.00	reimbtra	20.00	0.00	0.00	5/14/2010	11/13/2012	11/13/2012	0.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

						rent	1,030.00

						rconcnew	-205.00
						Total	845.00

08-105	wv_a1	735.00	t0004828	Scott Rubac	1,165.00	rent	1,075.00	0.00	0.00	9/5/2012	6/4/2013		0.00

						valettra	20.00
						Total	1,095.00

08-106	wv_a1	735.00	wv570498	Celeste Montgomery	1,050.00	reimbtra	15.00	0.00	0.00	5/29/2010	12/1/2012		0.00

						rconcnew	-260.00

						rent	1,030.00
						Total	879.00

08-107	wv_a1	735.00	wv633087	Latonia Barrett	1,090.00	rent	1,090.00	0.00	0.00	3/19/2011	3/18/2013		-0.65

						reimbtra	20.00

						rconcren	-240.00
						Total	870.00

08-108	wv_a1	735.00	t0002244	Debra Wynn	1,050.00	rent	924.00	0.00	0.00	3/3/2012	11/2/2012		-0.21

						valettra	20.00
						Total	1,048.00

08-109	wv_a1	735.00	t0003219	Stefanie Papamitrou	1,090.00	rent	904.00	0.00	0.00	6/19/2012	8/18/2013		0.00

						valettra	20.00
						Total	924.00

08-110	wv_a1	735.00	VACANT	VACANT	1,050.00		0.00	0.00	0.00				0.00
						Total	1,210.00

08-111	wv_s1	566.00	t0004842	James Arian Tayebi	1,025.00	rent	955.00	0.00	0.00	9/8/2012	12/7/2013		0.00

						valettra	25.00
						Total	980.00

08-112	wv_s1	566.00	t0003275	Anisha Mangalick	935.00	rent	1,006.00	0.00	0.00	9/5/2011	6/6/2013		0.00

						reimbtra	20.00
						Total	1,344.00

08-113	wv_b2m6	1,217.00	t0004174	Thomas Guadioso	1,410.00	rent	1,364.00	0.00	0.00	9/8/2012	9/7/2013		0.00

						valettra	20.00
						Total	1,384.00

08-114	wv_b2m6	1,217.00	T0003615	Michael Umberger	1,370.00	rent	1,219.00	0.00	0.00	7/7/2012	7/6/2013		0.00

						valettra	20.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,239.00

08-201	wv_b2m41	1,261.00	t0002510	Nicholas Leary	1,465.00	rent	1,195.00	0.00	0.00	6/15/2012	6/14/2013		0.00

						valettra	20.00
						Total	1,215.00

08-202	wv_b2m41	1,261.00	wv605359	Marcus Tailey	1,425.00	reimbtra	20.00	500.00	0.00	11/30/2010	11/29/2012		0.00

						rent	1,425.00

						rconcnew	-296.00
						Total	1,149.00

08-203	wv_a1m1	747.00	t0001602	Janet Lecuona	1,075.00	valettra	20.00	0.00	0.00	1/14/2012	1/13/2013		0.00

						rent	1,075.00

						rconcren	-161.00
						Total	934.00

08-204	wv_a1m1	747.00	t0005004	Nina Salim	1,035.00	rent	952.00	0.00	0.00	9/30/2012	12/29/2013		-838.43

						valettra	25.00
						Total	977.00

08-205	wv_a1m1	747.00	t0002429	George Sutherland	1,075.00	rent	862.00	0.00	0.00	3/23/2012	6/22/2013		0.00

						valettra	20.00
						Total	882.00

08-206	wv_a1m1	747.00	wv619050	Joel Mcmahon	1,035.00	rent	1,035.00	0.00	0.00	1/28/2012	1/27/2013		0.00

						valettra	20.00

						rconcnew	-156.00
						Total	899.00

08-207	wv_a1m1	747.00	t0004842	Kim Showers	1,075.00	rent	977.00	0.00	0.00	9/7/2012	12/6/2013		0.00

						valettra	25.00
						Total	1,002.00

08-208	wv_a1m1	747.00	t0003275	Mhandy Gerad	1,035.00	rent	892.00	0.00	0.00	7/22/2012	7/21/2013		0.00

						valettra	20.00
						Total	912.00

08-209	wv_a1m1	747.00	t0004174	Rachel Bell	1,075.00	rent	866.00	0.00	0.00	5/31/2012	5/30/2013		0.00

						reimbtra	20.00
						Total	886.00

08-210	wv_a1m1	747.00	wv557833	Susan Cureton	1,035.00	rent	900.00	0.00	0.00	3/31/2010	4/13/2013		10.76

						reimbtra	20.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	920.00

08-211	wv_s1	566.00	t0004873	Thomas Crocker	955.00	rent	1,002.00	0.00	0.00	9/11/2012	3/10/2013		0.00

						valettra	25.00
						Total	1,027.00

08-212	wv_s1	566.00	t0005182	Kennedy Oyoo	915.00	rent	936.00	0.00	0.00	10/7/2012	4/6/2013		0.00

						valettra	25.00
						Total	961.00

08-213	wv_b2m41	1,261.00	t0003044	Kristen McCrae	1,465.00	rent	1,173.00	0.00	0.00	5/16/2012	5/15/2013		0.00

						valettra	20.00
						Total	1,193.00

08-214	wv_b2m5	1,259.00	wv646814	Kathryn Herndon	1,400.00	reimbtra	15.00	0.00	0.00	7/15/2011	10/14/2012	10/14/2012	-164.69

						rconcnew	-157.00

						rent	1,390
						Total	1,248.00

08-301	wv_b2m41	1,261.00	t0004216	Joel Anderson	1,475.00	rent	1,466.00	0.00	0.00	7/21/2012	7/20/2013		3,474.08

						valettra	20.00
						Total	1,486.00

08-302	wv_b2m41	1,261.00	t0003446	Yuanivel Rangel	1,435.00	rent	1,276.00	0.00	0.00	7/28/2012	10/27/2013		0.00

						valettra	20.00
						Total	1,296.00

08-303	wv_a1m1	747.00	t0004842	Leila Islam	1,085.00	rent	925.00	0.00	0.00	2/24/2012	5/23/2013		0.00

						valettra	20.00
						Total	945.00

08-304	wv_a1m1	747.00	t0003275	Alexander Cantrell	1,045.00	rent	883.00	0.00	0.00	5/21/2012	5/20/2013		0.00

						valettra	20.00
						Total	903.00

08-305	wv_a1m1	747.00	t0004174	Charles Zubieta	1,085.00	rent	890.00	0.00	0.00	5/5/2012	5/4/2013	10/27/2012	146.77

						valettra	20.00
						Total	910.00

08-306	wv_a1m1	747.00	wv557833	Junaid Paruk	1,045.00	rent	901.00	0.00	0.00	5/25/2012	8/24/2013		0.00

						valettra	20.00
						Total	921.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

08-307	wv_s1	566.00	t0004873	Rashard Grier	1,085.00	rent	926.00	0.00	0.00	4/21/2012	7/20/2013		1,015.31

						reimbtra	20.00
						Total	946.00

08-308	wv_s1	566.00	t0005182	Andrew Murray	1,040.00	rent	879.00	0.00	0.00	5/10/2012	8/9/2013		0.00

						valettra	20.00

						stor	25.00
						Total	924.00

08-309	wv_b2m41	1,261.00	t0003044	Josh Jaggers	1,085.00	rent	930.00	0.00	0.00	8/13/2010	8/12/2013		0.00

						reimbtra	20.00
						Total	950.00

08-310	wv_b2m5	1,259.00	wv646814	Molly Bonnett	1,045.00	rent	913.00	0.00	0.00	6/22/2012	6/21/2013		0.00

						valettra	20.00
						Total	933.00

08-311	wv_b2m41	1,261.00	t0004216	Sara Baur	965.00	rent	825.00	0.00	0.00	6/17/2010	6/16/2013		0.00

						reimbtra	20.00
						Total	845.00

08-312	wv_b2m41	1,261.00	t0003446	Danielle Moothery	925.00	rent	873.00	0.00	0.00	5/26/2012	8/25/2013		0.00

						valettra	20.00
						Total	893.00

08-313	wv_a1m1	747.00	t0004842	Larry Harris	1,475.00	rent	1,321.00	0.00	0.00	5/23/2011	8/22/2013		0.00

						reimbtra	20.00
						Total	1,341.00

08-314	wv_a1m1	747.00	t0003275	Alex Shulga	1,410.00	rent	1,175.00	0.00	0.00	3/25/2012	6/24/2013		0.00

						reimbtra	20.00
						Total	1,315.00

08-401	wv_a1m1	747.00	t0004174	Jessica Nsiah	1,465.00	rent	1,271.00	0.00	0.00	5/1/2012	7/31/2013		-11.79

						valettra	20.00
						Total	1,195.00

08-402	wv_a1m1	747.00	wv557833	Alessandra Barney	1,425.00	rent	1,271.00	0.00	0.00	5/12/2011	5/11/2013		-15.48

						reimbtra	20.00
						Total	1,291.00

08-403	wv_a1m1l	878.00	wv566020	Sean Simpson	1,190.00	reimbtra	15.00	0.00	0.00	5/8/2010	11/7/2012	11/7/2012	0.00

						rent	1,180.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,195.00

08-404	wv_a1m1l	878.00	t0003114	Kelechi Ndubuizu	1,150.00	rent	1,048.00	0.00	0.00	6/22/2012	6/21/2013		-213.12

						valettra	20.00
						Total	1,068.00

08-405	wv_a1m1l	878.00	t0002501	Rocky Coleman	1,190.00	rent	1,061.00	0.00	0.00	3/30/2012	3/29/2013		-0.89

						reimbtra	20.00
						Total	1,081.00

08-406	wv_a1m1l	878.00	t0003115	Ryan Manning	1,150.00	rent	1,048.00	0.00	0.00	7/8/2012	7/7/2013		-60.01

						valettra	20.00
						Total	1,068.00

08-407	wv_a1m1l	878.00	wv664157	Prasanth Marreddy	1,190.00	rent	1,343.00	0.00	0.00	7/14/2011	10/13/2012	10/13/2012	791.42

						reimbtra	20.00
						Total	1,363.00

08-408	wv_a1m1l	878.00	t0001052	Latoya Stanley	1,150.00	rent	1,150.00	0.00	0.00	11/11/2011	11/10/2012	11/10/2012	0.00

						valettra	20.00

						rconcnew	-96.00
						Total	1,074.00

08-409	wv_a1m1l	878.00	wv648271	Wesley Webb	1,190.00	rent	1,100.00	0.00	0.00	6/23/2011	12/22/2013		0.00

						reimbtra	20.00
						Total	1,120.00

08-410	wv_a1m1l	878.00	wv662593	Rewa Zakharia	1,150.00	rent	1,086.00	0.00	0.00	8/12/2011	5/11/2013		0.00

						reimbtra	20.00
						Total	1,106.00

08-411	wv_s1	566.00	wv640746	Todd Christian	955.00	rent	851.00	0.00	0.00	5/15/2011	5/15/2013		0.00

						reimbtra	20.00
						Total	871.00

08-412	wv_s1	566.00	VACANT	VACANT	915.00		0.00	0.00	0.00				0.00
						Total	0.00

08-413	wv_b2m1l	1,448.00	t0002563	Jessica Bassil	1,542.00	reimbtra	20.00	0.00	0.00	3/30/2012	6/29/2013		0.00

						rent	1,318.00

						stor	30.00
						Total	1,368.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

08-414	wv_b2m5l	1,442.00	t0002989	Thomas Peiczonka	1,510.00	rent	1,263.00	0.00	0.00	5/4/2012	5/3/2013		-1,342.18

						valettra	20.00
						Total	1,283.00

09-201	wv_d1	1,300.00	wv678443	Michael Loveland	1,565.00	reimbtra	20.00	0.00	0.00	9/30/2011	9/29/2013		-1.97

						rent	1,326.00
						Total	1,445.00

09-202	wv_d1	1,300.00	wv584513	Matt Zastrow	1,550.00	rent	1,450.00	0.00	0.00	8/7/2010	9/6/2013		0.00

						valettra	-890.00
						Total	680.00

09-203	wv_d1	1,300.00	t0002362	Robert Rose	1,550.00	rent	1,186.00	0.00	0.00	3/30/2012	6/29/2013		0.00

						reimbtra	20.00

						garage	100.00
						Total	1,306.00

09-204	wv_d1	1,300.00	t0003214	Regan Butler	1,565.00	rent	1,421.00	0.00	0.00	9/8/2012	6/7/2013		-800.01

						valettra	20.00

						garage	100.00
						Total	1,541.00

Future Residents/ Applicants

01-303	wv_b3m1l	878.00	wv662593	Arthur Middleton	1,520.00		0.00	0.00	0.00	11/2/2012	2/1/2014		0.00
						Total	0.00

03-102	wv_c1	566.00	wv640746	Courtney MacDermid	1,750.00		0.00	0.00	0.00	10/13/2012	1/12/2014		-191.00
						Total	0.00

05-304	wv_a1	566.00	VACANT	Corey Sunderland	1,040.00		0.00	0.00	0.00	10/27/2012	1/26/2014		0.00
						Total	0.00

07-107	wv_b2m6	1,448.00	t0002563	Daniel Smith	1,370.00		0.00	0.00	0.00	10/19/2012	10/18/2013		-510.57
						Total	0.00

08-214	wv_b2m5	1,448.00	t0002563	Lauren Tsiolkas	1,400.00		0.00	0.00	0.00	10/31/2012	11/30/2013		0.00
						Total	0.00

08-407	wv_a1m1l	1,448.00	t0002563	Tracey Romano	1,190.00		0.00	0.00	0.00	10/20/2012	10/19/2013		0.00
						Total	0.00

10/12/2012 1:00 PM

Rent Roll with Lease Charges

Wesley Village (76190)

As Of = 10/12/2012

Month Year = 10/2012

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

			Total	Wesley Village (76190)	382,723.00		319,183.50	12,846.00	0.00				1,980.51

Summary Groups					Square Footage	Market Rent	Actual Rent	Security Deposit	Other Deposits	# Of Units	% Unit Occupancy	% Sqft Occupied	Balance
Current/Notice/Vacant/ Residents							319,183.50	12,845.00	0				2,682.08
Future Residents/ Applicants							0	0	0				-701.57
Occupied Unites					284,974.00	353,284.00				278	92.36	92.41
Total Non Rev Units					1,217.00	1,370.00				1	0.33	0.43
Total Vacant Units					22,186.00	28,069.00				22	7.31	7.22
Totals:					308,377.00	271,723.00	319,183.50	12,846.00	0	301	100	100	1,980.51

Summary of Charges by Charge Code (Current/ Notice Residents Only)
Charge Code			Amount
reimbtra			2,660.00
rent			323,998.00
valettra			2,920.00
rconcnew			-5,745.00
stor			505
rconcren			-3,384.00
garage			700
oconcnew			-250
empdisc			-1,330.50
courdisc			-890
Total			319,183.50